UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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MultiSensor AI Holdings, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MultiSensor AI Holdings, Inc.

24 Greenway Plaza, Suite 1800

Houston, TX 77046

April 24, 2026

Dear Fellow Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of MultiSensor AI Holdings, Inc., which will be held on Friday, June 12, 2026, beginning at 10:00 a.m., Central Time. The Annual Meeting will be held at the offices of Haynes and Boone, LLP at 1221 McKinney St #4000, Houston, TX 77010.

We are using the Securities and Exchange Commission rule that allows us to furnish our Proxy Statement and Annual Report to stockholders over the internet. This means our stockholders will receive only a paper copy of a notice containing instructions on how to access proxy materials over the internet. We have sent stockholders of record at the close of business on April 14, 2026 a Notice of Internet Availability of Proxy Materials. The notice contains instructions on how to access our Proxy Statement and Annual Report and vote online. If you would like to receive a printed copy of our proxy materials instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.

Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the Annual Meeting.

Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the meeting whether or not you plan to attend the Annual Meeting. We urge you to vote in advance of the Annual Meeting by following the instructions on your Notice of Internet Availability of Proxy Materials or proxy card, as applicable.

On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

/s/ David Gow
David Gow Chair of the Board

MultiSensor AI Holdings, Inc.

24 Greenway Plaza Suite 1800

Houston, TX 77046

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 12, 2026

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of MultiSensor AI Holdings, Inc. (the “Company,” “we,” “our” or “us”), a Delaware corporation, will be held on Friday, June 12, 2026, at 10:00 a.m., Central Time. The Annual Meeting will be held at the offices of Haynes and Boone, LLP at 1221 McKinney St #4000, Houston, TX 77010. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying Proxy Statement in the section titled “General Information about the Annual Meeting and Voting”.

The Annual Meeting is being held:

(1)	to elect Margaret Chu, Stuart V. Flavin III, Daniel Friedberg, David Gow and Petros Kitsos as directors to hold office until the Company’s annual meeting of stockholders to be held in 2027 and until their respective successors have been duly elected and qualified;
(2)	to ratify the appointment of Weaver and Tidwell L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and
(3)	to approve an amendment to the Company’s 2023 Incentive Award Plan to increase the number of shares of common stock, par value $0.0001 per share (the “common stock”), authorized for issuance thereunder.

Stockholders will also transact such other business as may properly come before the Annual Meeting or any postponement(s) or adjournment(s) thereof.

The Board of Directors has fixed the close of business on April 14, 2026 as the record date (the “Record Date”) for the Annual Meeting. Only holders of record of our common stock as of the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting or any postponement(s) or adjournment(s) thereof. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at our headquarters during regular business hours for at least ten (10) calendar days prior to the Annual Meeting. If you would like to review the list, please contact our Investor Relations department by emailing IR@multisensorai.com.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by Internet or mail.

By Order of the Board of Directors

/s/ Asim Akram
Asim Akram Chief Executive Officer and President

Houston, Texas April 24, 2026

This Notice of Annual Meeting and the accompanying proxy materials are first being distributed or made available, as the case may be, on or about April 24, 2026.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 12, 2026:

This Notice of Annual Meeting, the accompanying Proxy Statement and our 2025 Annual Report are available to stockholders electronically via the Internet at the following website: www.cstproxy.com/multisensorai/2026.

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MultiSensor AI Holdings, Inc.

24 Greenway Plaza Suite 1800

Houston, TX 77046

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 12, 2026

This proxy statement (the “Proxy Statement”) and our annual report for the fiscal year ended December 31, 2025 (the “Annual Report” and, together with this Proxy Statement, the “proxy materials”) are being furnished by and on behalf of the board of directors (the “Board” or “Board of Directors”) of MultiSensor AI Holdings, Inc. in connection with our 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The Notice of Annual Meeting and this Proxy Statement are first being distributed or made available, as the case may be, on or about April 24, 2026.

As used herein, the terms “Company,” “we,” “us,” or “our” refer to MultiSensor AI Holdings, Inc. and its consolidated subsidiaries unless otherwise stated or the context otherwise requires. Unless otherwise indicated, all share and per share amounts in this proxy statement have been adjusted to give effect to the 1-for-40 reverse stock split of our common stock, par value $0.0001 per share (the “common stock”), which became effective on April 13, 2026 (the “2026 Reverse Stock Split”).

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

When and where will the Annual Meeting be held?

The Annual Meeting will be held on Friday June 12, 2026 at 10:00 a.m., Central Time, at the offices of Haynes and Boone, LLP at 1221 McKinney St #4000, Houston, TX 77010.

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:

●	the election of the director nominees listed in this Proxy Statement (“Proposal 1”);
●	the ratification of the appointment of Weaver and Tidwell L.L.P. as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal 2”); and
●	the approval of an amendment to the Company’s 2023 Incentive Award Plan (the “2023 Incentive Award Plan”) to increase the number of shares of common stock authorized for issuance thereunder (“Proposal 3”).

When did the Company effect a reverse stock split of its common stock?

In order to maintain our listing on The Nasdaq Stock Market, LLC (“Nasdaq”), we effected a reverse stock split of our common stock at a ratio of forty (40) to one (1). Our common stock commenced trading on a post-reverse stock split basis at market open on April 13, 2026. Unless otherwise indicated, all share and per share amounts contained herein have been adjusted retroactively to reflect the 2026 Reverse Stock Split.

Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?

As of the date of this Proxy Statement, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?

The rules of the Securities and Exchange Commission (the “SEC”) permit us to furnish proxy materials, including this Proxy Statement and the Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice and Access Card”) provides instructions on how to access and review on the Internet all of the proxy materials. The Notice and Access Card also instructs you as to how to authorize via the Internet your proxy to vote your shares according to your voting instructions. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials described in the Notice and Access Card.

What does it mean if I receive more than one Notice and Access Card or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Notice and Access Card or set of proxy materials, please submit your proxy via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

Can I vote my shares by filling out and returning the Notice and Access Card?

No. The Notice and Access Card identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and Access Card and returning it. If you would like a paper proxy card, you should follow the instructions in the Notice and Access Card. The paper proxy card you receive will also provide instructions as to how to authorize via the

Internet your proxy to vote your shares according to your voting instructions. Alternatively, you can mark the paper proxy card with how you would like your shares voted, sign and date the proxy card, and return it in the envelope provided.

Who is entitled to vote at the Annual Meeting?

Holders of record of shares of our common stock as of the close of business on April 14, 2026 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof. At the close of business on the Record Date, there were 2,012,293 shares of our common stock issued and outstanding and entitled to vote. Each share of our common stock entitles its holder to one vote on any matter presented to stockholders at the Annual Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.

What do I do if my shares are held in “street name”?

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The Notice and Access Card or the proxy materials, if you elected to receive a hard copy, has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of the Company’s capital stock issued and outstanding and entitled to vote, present in person or by remote communication or represented by proxy, constitutes a quorum. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.

Abstentions and broker  non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.

What are “broker non-votes”?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because the broker has not received voting instructions from the stockholder who beneficially owns the shares and the broker lacks the authority to vote the shares at their discretion. Under applicable stock exchange rules, Proposal 1 and Proposal 3 are considered “non-routine” matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposals. Proposal 2 is considered a “routine” matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present or represented at the scheduled time of the Annual Meeting, (i) the person presiding over the meeting or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person or by remote communication, if applicable, or represented by proxy, shall have power to recess the meeting or adjourn the Annual Meeting until a quorum is present or represented.

How do I vote my shares without attending the Annual Meeting?

We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting. If you are a stockholder of record, there are two ways to vote by proxy:

●	By Internet: You can vote over the Internet at www.cstproxyvote.com by following the instructions on the Notice and Access Card or proxy card. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 11, 2026, which is the day before the meeting date. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to return a proxy card.
●	By Mail: If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided to Corporate Secretary, MultiSensor AI Holdings, Inc., at 24 Greenway Plaza, Suite 1800, Houston, TX 77046. Please promptly mail your proxy card or voting instruction form to ensure that it is received prior to the closing of the polls at the Annual Meeting. Mailed proxy cards must be received no later than June 11, 2026 in order to be counted at the Annual Meeting.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.

How does the Board recommend that I vote?

The Board recommends that you vote:

●	“FOR” the nominees to the Board set forth in Proposal 1;
●	“FOR” Proposal 2; and
●	“FOR” Proposal 3.

How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	None(1)	No(3)
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter.	“FOR” “AGAINST” “ABSTAIN”	None(2)	Yes(4)
Proposal 3: Approval of the amendment to the Company’s 2023 Incentive Award Plan to increase the number of shares of common stock authorized for issuance thereunder	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter.	“FOR” “AGAINST” “ABSTAIN”	None(2)	No(3)
(1)	Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting.
(2)	A vote marked as an “Abstention” or a broker non-vote is not considered a vote cast and will, therefore, not affect the outcome of this proposal.
(3)	As this proposal is considered a “non-routine” matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.
(4)	As this proposal is considered a “routine” matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.

What if I do not specify how my shares are to be voted?

If you are a stockholder or record and you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your broker, bank or other nominee may be unable to vote your shares on all of the proposals other than Proposal 2. See “What are broker non-votes?”

Who will count the votes?

Representatives of Continental Stock Transfer & Trust Company (“Continental”) will tabulate the votes, and a representative of Continental will act as inspector of election.

Can I revoke or change my vote after I submit my proxy?

Yes. Whether you have voted by Internet or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:

●	sending a written statement to that effect to the attention of our Secretary at our corporate offices, provided such statement is received no later than June 11, 2026;
●	voting again by Internet at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on June 11, 2026;
●	submitting a properly signed proxy card with a later date that is received no later than June 11, 2026; or
●	attending the Annual Meeting, revoking your proxy and voting again.

If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.

Your most recent proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote at the Annual Meeting.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

PROPOSAL 1 ELECTION OF DIRECTORS

Board Size and Structure

Our Second Amended and Restated Certificate of Incorporation, as amended, and as currently in effect (“Certificate of Incorporation”) provides that the number of directors shall be established from time to time by our Board of Directors. Our Board of Directors has fixed the number of directors at five, and we currently have five directors serving on the Board. Our current directors are Margaret Chu, Stuart (“Trip”) V. Flavin III, Daniel Friedberg, David Gow, and Petros Kitsos.

Our Certificate of Incorporation provides that directors are to hold office until the expiration of the term of the class to which such director shall have been appointed or until his or her earlier death, resignation, retirement, disqualification or removal. If elected at the Annual Meeting, the director nominees would hold office until our annual meeting of stockholders to be held in 2027 (the “2027 Annual Meeting”) and until each such director’s respective successor has been duly elected and qualified or until such director’s earlier death, resignation, retirement, disqualification or removal.

Nominees for Director

Our nominees for election at the Annual Meeting are Margaret Chu, Stuart (“Trip”) V. Flavin III, Daniel Friedberg, David Gow, and Petros Kitsos (collectively, the “Director Nominees” and each, a “Director Nominee”). Each Director Nominee has agreed to serve if elected, and management has no reason to believe that any Director Nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board of Directors should learn that any Director Nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for such Director Nominee will be voted for a substitute nominee as selected by the Board. Proxies cannot be voted for a greater number of persons than the number of Director Nominees named in this proposal.

Agreements as to Certain Directors and Committees

On June 27, 2024, the Company entered into a securities purchase agreement (the “Purchase Agreement”), by and among the Company and 325 Capital, LLC (“325 Capital”), pursuant to which the 325 Capital agreed to purchase 69,314 shares of common stock and pre-funded warrants to purchase up to 165,061 shares of common stock. Pursuant to the Purchase Agreement, the Company agreed to certain corporate governance changes, which will remain in effect for so long as the 325 Capital beneficially owns at least 10.0% of the then-outstanding shares of common stock, including: (i) to appoint a representative of the 325 Capital as a member of the Board and as a member of the Board’s compensation and nominating and corporate governance committees and (ii) to establish a new finance committee consisting of four independent directors, with the purpose of improving the Company’s operational and financial performance, including evaluating the Company’s budgets, capital allocation practices and policies and review of strategic alternatives, and making recommendations to the Board on the foregoing matters. Mr. Friedberg is 325 Capital’s current designee pursuant to the Purchase Agreement.

Information About Board Nominees and Continuing Directors

The following pages contain certain biographical information as of April 24, 2026 for each Director Nominee, including all positions he or she holds, his or her principal occupation and business experience for the past five years, and the names of other publicly-held companies of which the director or nominee currently serves as a director or has served as a director during the past five years.

We believe that all of our Director Nominees display personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board of Directors and its committees, as applicable; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our Company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding each Director Nominee also sets forth specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.

Nominees for Election

Directors	Age	Director Since	Current Position with MSAI
Daniel Friedberg	64	2024	Director
David Gow	62	2023	Director
Stuart (“Trip”) V. Flavin III	59	2023	Director
Petros Kitsos	60	2023	Director
Margaret Chu	50	2023	Director

Daniel Friedberg. Daniel Friedberg has served as a director of MSAI since 2024. Mr. Friedberg has served as Managing Member of 325 Capital, a private equity investment firm, since its founding in May 2016,  as the Chief Executive Officer of Hampstead Park Capital Management LLC, a private equity investment firm, since its founding in May 2016, as a Managing Partner at 325 Capital LP since its founding in 2016, and as the Chief Executive Officer of Roundtrip EV Solutions, Inc., a private company in the electric vehicle industry, since May 2021. Previously, Mr. Friedberg was Chief Executive Officer and Managing Partner of Sagard Capital Partners L.P., a private equity investment firm, from its founding in January 2005 until May 2016. Prior to that, Mr. Friedberg served as Vice President of Power Corporation of Canada, a diversified international management holding company, from January 2005 to May 2016. Mr. Friedberg has also served as a Partner and Consultant with Bain & Company, a global strategy management consulting company, from 1997 to 2005 and 1987 to 1991, respectively. Mr. Friedberg has served as Chair of the Board of Directors of Quest Resource Holding Corp. (Nasdaq: QRHC), a national provider of waste and recycling services, since April 2019, as a member of the Board of Directors of Transact Technologies Inc. (Nasdaq: TACT), a manufacturer of printers and restaurant systems, since March 2022, as a member of the Board of Directors of Roth CH Acquisition IV Co. (Nasdaq: ROCG), a publicly-traded special purpose acquisition company, since August 2021 and Roth CH Acquisition III Co. (Nasdaq: ROCR), a publicly-traded special purpose acquisition company, since March 2020. Mr. Friedberg previously served as a member of the Board of Directors of each of Roth CH Acquisition II Co. (Nasdaq: ROCC), a publicly-traded special purpose acquisition company, from December 2020 until its merger with Reservoir Holdings, Inc. in July 2021; Roth CH Acquisition I Co. (Nasdaq: ROCH), a publicly-traded special purpose acquisition company, from February 2020 until its merger with PureCycle Technologies, Inc. (Nasdaq: PCT) in March 2021; Performance Sports Group Ltd. (formerly NYSE: PSG), a leading developer and manufacturer of ice hockey, roller hockey, lacrosse, baseball and softball sports equipment, as well as related apparel and soccer apparel, from March 2016 to July 2016; InnerWorkings, Inc. (formerly Nasdaq: INWK), a leading global marketing execution firm serving Fortune 1000 brands across a wide range of industries, from March 2014 to August 2016; GP Strategies Corp. (formerly NYSE: GPX), a provider of sales and technical training, E-learning, management consulting and engineering services, from 2009 to August 2016; and X-Rite, Inc. (formerly Nasdaq: XRIT), a former developer, manufacturer, marketer and supporter of innovative color solutions through measurement systems, software, color standards and services, from 2008 to 2012. Mr. Friedberg has an M.B.A. from Cornell University’s Johnson Graduate School of Business, and a B.S. from the University of Manchester Institute of Science & Technology. We believe Mr. Friedberg is qualified to serve on the Board due to his corporate and financial management experience.

David Gow. David Gow has served as a director of MSAI since 2023. Mr. Gow currently serves as the Chief Executive Officer and President at the Center for Houston’s Future, a non-profit organization. Mr. Gow previously served as the Chief Executive Officer and a director of SportsMap since its inception until the Business Combination. In August 2007, Mr. Gow founded Gow Media, a multi-platform media company with a portfolio of platforms, including ESPN Radio Houston, the SportsMap Radio Network and digital content sites, CultureMap, SportsMap, InnovationMap and AutomotiveMap, and he has continued to serve as its Chair since such time. Prior to Gow Media, between April 2002 to August 2007, Mr. Gow worked as a management consultant, providing advisory services involving strategic planning, fundraising, financial reviews and identification of new business opportunities for a portfolio of clients with a focus on ecommerce. From January 1999 through April 2002, Mr. Gow worked at Ashford.com, first as the Chief Financial Officer, leading a successful initial public offering, and ultimately as the Chief Executive Officer. From January 1996 to December 1998, Mr. Gow was the Director of Corporate Strategy at Compaq Computers, and from August 1993 to January 1996, Mr. Gow was a consultant at McKinsey & Co. He received his BA in Economics from Williams College in 1985 and a MPP degree from Harvard University in 1993. We believe Mr. Gow is qualified to serve on the Board due to his corporate finance, general management and public company experience.

Stuart (“Trip”) V. Flavin III. Stuart (“Trip”) V. Flavin III has served as a director of MSAI since 2023. Mr. Flavin previously served as Interim Chief Executive Officer and Interim President of MSAI from November 2024 and

January 2025, respectively to June 2025. Mr. Flavin served as the Chief Operating Officer of Healthier Cleaning Innovations from March 2016 to July 2022. Additionally, Mr. Flavin served as the Chief Executive Officer from April 2018 to August 2019 and served as the Chief Operating Officer from January 2015 to March 2018 of N12 Technologies, Inc. Previously, Mr. Flavin served as the VP of Innovation for P&G’s Global Shave Care business from July 2009 to October 2012, where he focused on innovation strategy, product/technical roadmap planning, and program execution. Previously, Mr. Flavin was the VP of Global Operations for the Blades and Razors Business from January 2006 to June 2009. Prior to this, Mr. Flavin was a Partner at McKinsey & Company where he focused on operational excellence across many industrial companies and co-led the Operations Practice. Mr. Flavin served as a director of Healthier Cleaning Innovations from June 2014 to June 2015 and N12 Technologies, Inc. from October 2012 to August 2019. Mr. Flavin received a B.S. in Chemical Engineering from the University of Rochester, where he graduated magna cum laude, as well as an M.B.A from Harvard Business School. We believe Mr. Flavin is well qualified to serve on the Board due to his experience in innovation, program management, scaling businesses, and managing global operations.

Petros Kitsos. Petros Kitsos has served as a director of MSAI since 2023. Mr. Kitsos has served as the Managing Principal of TBL Companies, LLC, a strategic services firm, since September 2006, and Co-Founder and Trustee of the KT Family Trust, a private investment trust, since July 2004. Prior to TBL Companies, LLC, Mr. Kitsos enjoyed a distinguished 16-year career in investment banking with Citigroup, Salomon Smith Barney, and Salomon Brothers where, among other responsibilities, he served as Head of the Global Defense & Aerospace Group, Head of Western Region Mergers & Acquisitions, and Co-Head of the Los Angeles office. Mr. Kitsos currently serves as a director of Sonnedix Power Holdings Ltd., elected in December 2014, and Northrop Grumman Federal Credit Union, elected in November 2018. Previously, Mr. Kitsos served as a director of PrecisionHawk, Inc. from September 2016 to April 2018, and Aries I Acquisition Corp. from February 2021 to July 2021, Maritime Tactical Systems, Inc., from September 2021 until September 2025, and St. Stefanos Greek Orthodox Community, Inc. from January 2023 until 2025. Mr. Kitsos received a B.A. from Hamilton College, where he was elected Phi Beta Kappa, as well as an M.B.A. with honors from Harvard Business School. He also attended St. Antony’s College, Oxford. We believe Mr. Kitsos is well qualified to serve on the Board due to his extensive strategy and advisory experience in the aerospace, defense, and electronics sectors in the last thirty years.

Margaret Chu. Margaret Chu has served as a director of MSAI since 2023. Ms. Chu most recently served as Executive Advisor of PaeDae Inc. (DBA Infillion, Inc.), an advanced media-buying technology platform, from July 2022 to December 2023, and as its Chief Financial Officer from September 2022 to October 2023. Prior to PaeDae Inc., Ms. Chu served as the Chief Financial Officer of Vox Media, Inc. from March 2020 to March 2022. Prior to that, Ms. Chu served as an Executive Vice President at Horizon Media, Inc., (and its holding company Green Pen, LLC) from November 2018 to February 2020. Ms. Chu served as a director of Momo Holdings, LLC from December 2016 to October 2018, and FQS Holdings, LLC from January 2017 to October 2018. Additionally, Ms. Chu has held non-Director Board Observer positions for Momomilk, LLC, Legendary Pictures, Inc., Dayton Superior Corporation and TransDigm Group. Ms. Chu received a B.A. from Dartmouth College, where she was awarded the Milton Sims Kramer award, as well as an M.B.A. from Harvard Business School. We believe Ms. Chu is well qualified to serve on the Board due to her extensive experience overseeing finance, accounting, corporate development and legal departments.

Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” the election of each of Margaret Chu, Stuart (“Trip”) V. Flavin III, Daniel Friedberg, David Gow and Petros Kitsos as a director to hold office until the 2027 Annual Meeting and until his or her respective successor has been duly elected and qualified.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines. You can access our Corporate Governance Guidelines under the Governance section of the Investors page of our website at www.multisensorai.com, or by writing to our Secretary at our offices at 24 Greenway Plaza, Suite 1800, Houston, TX 77046. Among the topics addressed in our Corporate Governance Guidelines are:

Separate sessions of independent directors

Lead director

Director qualification standards and additional selection criteria

Director orientation and continuing education

Service on other boards

Directors who resign or materially change their current positions with their own company or become aware of circumstances that may adversely reflect upon the director or the company

Term limits

Compensation

Board access to senior management

Board access to independent advisors

Self-evaluations

Frequency of meetings

Attendance of non-directors

Advance receipt of meeting materials

Committee matters

Succession planning

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Independence of the board

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Separate sessions of independent directors

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Lead director

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Director qualification standards and additional selection criteria

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Director orientation and continuing education

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Service on other boards

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Directors who resign or materially change their current positions with their own company or become aware of circumstances that may adversely reflect upon the director or the company

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Term limits

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Director responsibilities

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Compensation

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Board access to senior management

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Board access to independent advisors

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Self-evaluations

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Frequency of meetings

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Attendance of non-directors

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Advance receipt of meeting materials

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Committee matters

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Succession planning

Board Leadership Structure

Our Board of Directors does not have a policy on whether the role of the Chair and Chief Executive Officer should be separate and, if it is to be separate, whether the Chair should be selected from the non-employee directors or be an employee. If the Chair of the Board is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide that the independent directors may elect a lead independent director (the “Lead Director”). The Lead Director’s responsibilities include, but are not limited to: presiding over all meetings of the Board at which the Chair of the Board is not present, including any executive sessions of the independent directors; approving Board meeting schedules and agendas; and acting as the liaison between the independent directors, on the one hand, and the Chief Executive Officer and Chair of the Board, on the other. Our Corporate Governance Guidelines provide that, at such times as the Chair of the Board qualifies as independent, the Chair of the Board may serve as Lead Director.

The positions of our Chair of the Board and our Chief Executive Officer are currently separate. David Gow, an independent director, serves as Chair of the Board, and Asim Akram serves as our Chief Executive Officer and President.

The Board believes that our current leadership structure of Chief Executive Officer and Chair of the Board being held by two individuals, with the Chair qualified as independent, is in the best interests of the Company and its stockholders at this time and strikes the appropriate balance between the Chief Executive Officer’s responsibility for the strategic direction, day-to day-leadership and performance of our Company and the Chair of the Board’s responsibility to guide overall strategic direction of our Company and provide oversight of our corporate governance and guidance to our Chief Executive Officer and to set the agenda for and preside over Board meetings. We recognize that different leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. Accordingly, the Board will continue to periodically review our leadership structure and make such changes in the future as it deems appropriate and in the best interests of the Company and its stockholders.

Director Independence

Under our Corporate Governance Guidelines and applicable Nasdaq listing rules (the “Nasdaq Listing Rules”), a director is not independent unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with us or any of our subsidiaries that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. In addition, the director must not be precluded from qualifying as independent under the per se bars set forth by the Nasdaq Listing Rules.

Our Board has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that none of Margaret Chu, David Gow, Petros Kitsos, Daniel Friedberg, and Stuart (“Trip”) V. Flavin III, representing five of our five directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors qualifies as “independent” as that term is defined under the Nasdaq Listing Rules. In making these determinations, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the transactions discussed under the heading “Certain Transactions with Related Persons” elsewhere in this Proxy Statement.

Board Committees

Our Board of Directors has four standing committees: an audit committee, a compensation committee, a nominating and corporate governance committee and a finance committee, each of which has the composition and the responsibilities described below. In addition, from time to time, special committees may be established under the direction of our Board when necessary to address specific issues. Each of the audit committee, the compensation committee and the nominating and corporate governance committee operates under a written charter that has been approved by our Board and is available on our website at https://investors.multisensorai.com.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Finance Committee
Daniel Friedberg		X	X	Chair
David Gow	X
Stuart (“Trip”) V. Flavin III		Chair	X	X
Petros Kitsos	X	X	Chair	X
Margaret Chu	Chair			X

Audit Committee

Our audit committee is responsible for, among other things:

●	appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;
●	discussing with our independent registered public accounting firm their independence from management;
●	reviewing, with our independent registered public accounting firm, the scope and results of their audit;
●	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
●	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the annual financial statements that we file with the SEC;
●	overseeing our financial and accounting controls and compliance with legal and regulatory requirements;
●	reviewing our policies on risk assessment and risk management;
●	reviewing related person transactions; and
●	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

Our audit committee currently consists of Margaret Chu, Petros Kitsos, and David Gow, with Ms. Chu serving as Chair. Our Board of Directors has determined that all members of our audit committee are financially literate and that each member of our audit committee qualifies as “independent” under Nasdaq’s additional standards applicable to audit committee members and Rule 10A-3 of the Exchange Act of 1934, as amended (the “Exchange Act”). In addition, our Board of Directors has determined that Ms. Chu, Mr. Kitsos, and Mr. Gow each qualify as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

During the fiscal year ended December 31, 2025, the audit committee met five times.

Compensation Committee

Our compensation committee is responsible for, among other things:

●	reviewing and approving the corporate goals and objectives, evaluating the performance of and reviewing and approving (either alone or, if directed by the Board of Directors, in conjunction with a majority of the independent members of the Board of Directors) the compensation of our Chief Executive Officer;
●	overseeing an evaluation of the performance of and reviewing and setting or making recommendations to our Board of Directors regarding the compensation of our other executive officers;
●	reviewing and approving or making recommendations to our Board of Directors regarding our incentive compensation and equity-based plans, policies and programs;
●	making recommendations to our Board of Directors regarding the compensation of our directors; and
●	retaining and overseeing any compensation consultants.

Our compensation committee currently consists of Stuart (“Trip”) V. Flavin III, Petros Kitsos and Daniel Friedberg, with Mr. Flavin serving as Chair. Our Board of Directors has determined that each member of our compensation committee qualifies as “independent” under Nasdaq’s additional standards applicable to compensation committee members. Our Board of Directors has determined that each of Messrs. Flavin, Kitsos and Friedberg qualifies as a “non-employee director” as defined under Section 16b-3 of the Exchange Act.

During the fiscal year ended December 31, 2025, the compensation committee met three times.

Compensation Committee Interlocks and Insider Participation

From January 2025 to June 2025, the members of the compensation committee were Petros Kitsos, Daniel Friedberg, Margaret Chu and Reid Ryan. From June 2025 to the end of the fiscal year, the members of the compensation committee were Stuart (“Trip”) V. Flavin III, Petros Kitsos and Daniel Friedberg. None of our executive officers currently serves, or has in the last completed fiscal year served, on the board of directors or compensation or similar committee of another company at any time during which an executive officer of such other company served on our Board of Directors or the compensation committee.

From January 6, 2025 through June 23, 2025, Mr. Flavin served as the Company’s Interim Chief Executive Officer. Following the appointment of Asim Akram as Chief Executive Officer, Mr. Flavin returned to his position on the Board for the remainder of the 2025 fiscal year. For more information regarding Mr. Flavin’s compensation, please see the sections titled “Director Compensation” and “Executive Compensation—Summary Compensation Table.”

Mr. Friedberg has been party to certain related party transactions with the Company. For additional information, see the section titled “Certain Transactions With Related Persons.”

Compensation Consultants

The compensation committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable. The compensation committee retained Frederic W. Cook & Co., Inc. (“FW Cook”) as an independent consultant in 2025. The Company made payments to FW Cook for its services pertaining to executive compensation, including meeting preparation and attendance, advice, and best practice information, as well as competitive data. Information about such payments was submitted to the Chair of the compensation committee. FW Cook has no other business relationships with the Company and received no other payments from the Company.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is responsible for, among other things:

●	identifying individuals qualified to become members of our Board of Directors, consistent with criteria approved by our Board of Directors;
●	overseeing succession planning for our Chief Executive Officer and other executive officers;
●	periodically reviewing our Board of Directors’ leadership structure and recommending any proposed changes to our Board of Directors;
●	overseeing an annual evaluation of the effectiveness of our Board of Directors and its committees; and
●	developing and recommending to our Board of Directors a set of corporate governance guidelines.

Our nominating and corporate governance committee currently consists of Daniel Friedberg, Petros Kitsos, and Stuart (“Trip”) V. Flavin III, with Mr. Kitsos serving as Chair. Our Board has determined that each member of our nominating and corporate governance committee qualifies as “independent” under applicable Nasdaq rules applicable to nominating and corporate governance committee members.

During the fiscal year ended December 31, 2025, the nominating and corporate governance committee met one time.

Finance Committee

Our finance committee, is responsible for, among other things, evaluating the Company’s budgets, capital allocation practices and policies and review of strategic alternatives, and making recommendations to the Board on the foregoing matters. Our finance committee currently consists of Daniel Friedberg, Margaret Chu, Petros Kitsos, and Stuart (“Trip”) V. Flavin III, with Daniel Friedberg serving as Chair. During the fiscal year ended December 31, 2025, the finance committee met one time.

Board and Board Committee Meetings and Attendance

Our Board conducts its business through meetings of the full Board and its committees. Under our Corporate Governance Guidelines, directors are expected to prepare for and attend all meetings of the Board and committees on which they serve. During 2025, the Board met eight times, and all of our directors who served in 2025 attended at least 75% of the meetings of the Board and committees on which he or she then served as a member.

Executive Sessions

Executive sessions, which are private sessions of the independent members of the Board, that excludes management and any non-independent directors are held on a regularly scheduled basis, but no less than twice a year.

Director Attendance at Annual Meeting of Stockholders

We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders. Each member of the Board attended the most recent Annual Meeting of Stockholders.

Director Nominations Process

The nominating and corporate governance committee is responsible for recommending candidates to serve on the Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at the annual meeting of stockholders, the nominating and corporate governance committee considers the criteria set forth in our Corporate Governance Guidelines. Specifically, the nominating and corporate governance committee may take into account many factors, including the following: the candidate’s experience in corporate management, such as serving as an officer or former officer of a publicly held company; the candidate’s experience as a board member of another publicly held company; the candidate’s professional and academic experience relevant to the Company’s industry; the strength of the candidate’s leadership skills; the candidate’s experience in finance and accounting and/or executive compensation practices; whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings; diversity of background and perspective, including, but not limited to, with respect to age, gender, ethnicity, geographic background and specialized experience; the candidate’s practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. In addition, the Board may consider whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits.

We consider diversity, such as gender, age, ethnicity and geographic background, a meaningful factor in identifying director nominees, but do not have a formal diversity policy. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience and background in these various areas.

In identifying prospective director candidates, the nominating and corporate governance committee may seek referrals from other members of the Board, management, stockholders and other sources, including third party recommendations. The nominating and corporate governance committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. The nominating and corporate governance committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the nominating and corporate governance committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the nominating and corporate governance committee also may assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.

When considering whether the directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the board member’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in the Board’s nomination of the Director Nominees named in this Proxy Statement and proposed for election by you at the Annual Meeting.

The nominating and corporate governance committee will consider director candidates recommended by stockholders. The nominating and corporate governance committee will review and evaluate information available to it regarding candidates proposed by stockholders and will apply the same criteria and follow substantially the same process in considering them as it does in considering other director candidates. Stockholders wishing to propose a candidate for consideration may do so by submitting their recommendation to the attention of the Secretary, 24 Greenway Plaza, Suite 1800, Houston, TX 77046.

Board Role in Risk Oversight

The Board of Directors has overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of executives’ management of risks relevant to the Company. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk, is appropriate for the Company. The involvement of the Board of Directors in reviewing our business strategy is an integral aspect of the Board’s assessment of management’s tolerance for risk and its determination of what constitutes an appropriate level of risk for the Company. While the full Board has overall responsibility for risk oversight, it is supported in this function by its audit committee, compensation committee and nominating and corporate governance committee. Each of the committees regularly reports to the Board.

The audit committee assists the Board in fulfilling its risk oversight responsibilities by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls, our compliance with legal and regulatory requirements, and our enterprise risk management program, including oversight of financial risks, cybersecurity risks and information security risks. Through its regular meetings with management, the audit committee reviews and discusses significant areas of our business and summarizes for the Board areas of risk and the appropriate mitigating factors. The compensation committee assists the Board by overseeing and evaluating risks related to the Company’s compensation policies and practices. The nominating and corporate governance committee assists the Board by overseeing and evaluating programs and risks associated with Board organization, membership and structure, and corporate governance. In addition, our Board receives periodic detailed operating performance reviews from management.

Committee Charters and Corporate Governance Guidelines

Our Corporate Governance Guidelines, charters of the audit committee, compensation committee and nominating and corporate governance committee and other corporate governance information are available under the Governance section of the Investors page of our website located at www.multisensorai.com, or by writing to our Secretary at our offices at 24 Greenway Plaza, Suite 1800, Houston, TX 77046. The information on our website is not incorporated by reference in, and does not form a part of, this Proxy Statement.

Code of Ethics and Conduct

We have adopted a Code of Ethics and Conduct (the “Code of Conduct”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer or controller, or persons performing similar functions. Our Code of Conduct is available under the Governance section of the Investors page of our website at www.multisensorai.com. In addition, we intend to post on our website all disclosures that are required by law or Nasdaq Listing Rules concerning any amendments to, or waivers of, any provisions of our Code of Conduct.

Insider Trading Policy; Prohibition on Hedges

Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees, as well as their family members and entities under their control. The policy prohibits such persons and entities from the purchasing or selling of our securities while in possession of material nonpublic information relating to the Company or any other company. The Insider Trading Compliance Policy also prohibits engaging in hedging transactions involving our equity securities, such as prepaid variable forward contracts, equity swaps, collars and exchange funds, or other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. While the Company is not subject to the Insider Trading Compliance Policy, the Company does not trade in its securities when it is in possession of material non-public information other than pursuant to previously adopted Rule 10b5-1 trading plans.

Policy Relating to Recovery of Erroneously Awarded Compensation (Clawback Policy)

We have instituted a clawback policy in accordance with the Nasdaq’s final rules implementing the incentive-based compensation recovery provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, effective December 19, 2023 to support a culture of focused, diligent and responsible management that discourages conduct detrimental to our growth. The policy applies to each person who serves as an executive officer of the Company, as defined in Rule 10D-1(d) under the Exchange Act, which include our named executive officers (each, a “covered employee”). In the event of a qualifying financial restatement, a covered employee will be required to forfeit erroneously awarded incentive compensation to the Company to the extent required under applicable law.

Communications with the Board

Any securityholder or any other interested party who desires to communicate with our Board of Directors, our non-management directors or any specified individual director, may do so by directing such correspondence to the attention of the Secretary, MultiSensor AI Holdings, Inc., 24 Greenway Plaza, Suite 1800, Houston, TX 77046. The Secretary will forward the communication to the appropriate director or directors as appropriate. The Secretary will not forward any communication determined in its good faith belief to be frivolous, unduly hostile, threatening, illegal or similarly unsuitable.

DIRECTOR COMPENSATION

The following table presents the total compensation paid to each non-employee director who served on the Board during 2025, except for Stuart (“Trip”) V. Flavin III, who served as our Interim Chief Executive Officer for a portion of 2025 and whose compensation is reported in the section titled “Executive Compensation—Summary Compensation Table” below. Directors may elect to receive their compensation (i) entirely in the form of restricted stock units (“RSUs”) based on the fair market value of our common stock on the date prior to the applicable payment date, or (ii) in the form of a cash payment of $40,000 and $40,000 in RSUs based on the fair market value of our common stock on the date prior to the applicable payment date.

Non-Employee Director Compensation Table

	Fees earned
	or paid in	Stock	All other
	cash	awards	compensation	Total
Name	($)(1)	($)(2)	($)	($)
Daniel Friedberg	—	80,000	—	80,000
David Gow	—	80,000	—	80,000
Petros Kitsos	40,000	40,000	—	80,000
Margaret Chu	40,000	40,000	—	80,000
Steven Winch(3)	10,000	10,000	—	20,000
Reid Ryan(3)	—	40,000	—	40,000
(1)	This amount includes an annual cash fee (if elected by the director), earned quarterly.
(2)	Represents the grant date fair value of RSU awards granted in the 2025 fiscal year computed in accordance with ASC 718, with the exception that the amounts shown assume no forfeitures. Assumptions used in the calculation of these amounts are included in Note 10 to our consolidated financial statements included in our Annual Report on Form 10 K for the year ended December 31, 2025, which was filed with the SEC on March 19, 2026. This amount does not reflect the actual economic value that will be realized upon the vesting of the awards or the sale of the common stock underlying such awards.
(3)	Steven Winch and Reid Ryan did not stand for re-election to our Board of Directors at our 2025 annual meeting of stockholders and were compensated for the period in 2025 in which they served as non-employee directors.

None of the individuals who served as a non-employee director during 2025 had any outstanding equity awards as of December 31, 2025.

EXECUTIVE COMPENSATION

Executive Officers

The table below identifies and sets forth certain biographical and other information regarding our executive officers as of April 24, 2026. There are no family relationships among any of our executive officers or directors.

Executive Officer	Age	Position	In Current Position Since
Asim Akram	53	Chief Executive Officer and President	2025
Robert Nadolny	38	Chief Financial Officer and Secretary	2025

Asim Akram, age 53, has served as the Company’s Chief Executive Officer and President since June 23, 2025. Prior to joining the Company, Mr. Akram served as co-president at Orbcomm, an internet-of-things technology company enabling its customers to manage assets worldwide, from May 2024 to June 2025, where he led the transportation business and implemented Orbcomm’s growth strategy, developed data monetization solutions, and successfully expanded into new markets globally. From March 2017 until June 2024, Mr. Akram served as VP General Manager at Honeywell International Inc., where he successfully led global businesses with a focus on revenue growth and margin expansion, operational discipline, and product innovation. He also played a key role in leading M&A integration efforts in Honeywell’s fire and safety business. Earlier in his career, Mr. Akram founded and scaled Orion, a software as a service platform company, where he successfully built a recurring-revenue model and led expansion across North America. Mr. Akram holds a Masters in Business Administration from M.I.T. Sloan School of Management, a Masters in Information Management from Stevens Institute of Technology and a Bachelors in Engineering from Northeastern University.

Robert Nadolny, age 38, has served as the Chief Financial Officer of the Company since January 6, 2025. Prior to his promotion, Mr. Nadolny served as the Company’s VP – Controller from August 2024 to January 2025. Prior to joining the Company, from August 2011 to August 2024, Mr. Nadolny served in various roles, most recently as Senior Manager at Ernst & Young, LLP (“EY”), and from 2018 to 2020 also served as the firm’s Global Assurance Technology Sector Resident. During his tenure at EY, Mr. Nadolny assisted clients in assessing their financial statements and internal control environments, analyzed financial forecasts and models, and developed analytic solutions to enhance audit efficiency and provide valuable insights. Mr. Nadolny is a Certified Public Accountant (“CPA”), holding an active CPA license in Texas and California. Mr. Nadolny received a Bachelor’s degree in Business Administration and a Master’s degree in Professional Accounting from the University of Texas at Austin McCombs School of Business.

Executive Compensation Overview

The purpose of this executive compensation discussion is to provide information about the material elements of compensation that we pay or award to, or that is earned by: (i) the individuals who served as our principal executive officer during fiscal 2025; (ii) our two most highly compensated executive officers, other than the individuals who served as our principal executive officer, who were serving as executive officers, as determined in accordance with the rules and regulations promulgated by the SEC, as of December 31, 2025, with compensation during fiscal year 2025 of $100,000 or more; and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to clause (ii) but for the fact that such individuals were not serving as executive officers on December 31, 2025. We refer to these individuals as our “named executive officers.”  For 2025, our “named executive officers” and their positions were as follows:

●	Asim Akram, Chief Executive Officer and President;
●	Robert Nadolny, Chief Financial Officer and Secretary;
●	Stuart V. Flavin III, Former Interim Chief Executive Officer and Former Interim President; and
●	Peter Baird, Former Chief Commercial Officer.

2025 Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for the year ended December 31, 2025.

					Nonequity Incentive	All Other
				Stock Awards	Plan Compensation	Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	($)(6)	($)(7)	($)		Total ($)
Asim Akram(1)	2025	163,269	—	90,688	126,930	—		380,887
Chief Executive Officer and President	2024	—	—	—	—	—		—
Robert Nadolny(1)	2025	250,000		158,460	121,250	—		529,710
Chief Financial Officer and Secretary	2024	—	—	—	—	—		—
Stuart V. Flavin III(2)	2025	133,846	—	88,163	—	57,520	(3)	279,529
Former Interim Chief Executive Officer and Former Interim President	2024	75,000	—	—	—	70,000		145,000
Peter Baird(4)	2025	204,616	—	—	—	28,269	(5)	232,885
Former Chief Commercial Officer	2024	240,000	600,000	844,404	—	—		1,684,404

(1)	Information for 2024 is not included for Messrs. Akram and Nadolny as they were not a named executive officer during 2024. Effective January 6, 2025, Mr. Nadolny’s position with the Company changed from VP-Controller to Chief Financial Officer. Mr. Akram was appointed as Chief Executive Officer and President effective June 23, 2025.
(2)	Mr. Flavin was appointed to the role of Interim Chief Executive Officer beginning on November 26, 2024. Prior to this appointment, Mr. Flavin served on the Board. Mr. Flavin was not an executive officer prior to his appointment to Interim Chief Executive Officer. Mr. Flavin was appointed to also serve as the Company’s Interim President effective January 6, 2025. Mr. Flavin transitioned out of his roles as Interim Chief Executive Officer and Interim President on June 23, 2025 in connection with the appointment of Mr. Akram as the Company’s Chief Executive Officer and President, but remains a member of the Board.
(3)	This amount includes director fees for service on the Board in the form of (i) $20,000 in cash and (ii) $20,000 in RSUs, paid in quarterly installments for each quarter Mr. Flavin served as a non-employee director of the Board, as well as (iii) $11,520 in consulting fees earned in December 2025 and, (iv) certain information technology equipment approximating $6,000, which he was entitled to retain for personal use upon termination of employment from the Company.
(4)	Effective as of January 6, 2025, Mr. Baird transitioned out of his role as Chief Financial Officer of the Company and was appointed Chief Commercial Officer of the Company. Effective May 30, 2025, Mr. Baird resigned from his role as Chief Commercial Officer of the Company. Subsequent to Mr. Baird’s resignation, he continued to serve as an employee of the Company through July 31, 2025 and was paid severance for the remainder of the 90-day notice period pursuant to the Amended Baird Employment Agreement (as defined below).
(5)	This amount includes a severance payment to Mr. Baird pursuant to the Baird Employment Agreement.
(6)	Represents the grant date fair value of awards granted in the fiscal year computed in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on March 19, 2025. This amount does not reflect the actual economic value that will be realized upon the vesting of the awards or the sale of the common stock underlying such awards.
(7)	Mr. Akram and Mr. Nadolny’s employment agreements provide for bonuses with target payouts based on a certain percentage of salary depending on the achievement of performance targets as set and determined by the Compensation Committee.

Narrative to Summary Compensation Table

Employment Agreements with Named Executive Officers and Equity Compensation

Asim Akram. On June 23, 2025, the Company entered into an employment agreement with Mr. Akram (the “Akram Employment Agreement”). Pursuant to the Akram Employment Agreement, Mr. Akram is (i) entitled to receive an initial annual base salary of $300,000 (the “Akram Base Salary”), (ii) eligible to receive a target annual bonus of 100% of the Akram Base Salary (the “Akram Target Bonus”), with payouts ranging from 0% to 200% of the Akram Target Bonus depending on the achievement of performance targets as set and determined by the compensation committee of the Board, and (iii) entitled to receive an RSU award in the amount of 8,700 RSUs (the “Akram RSU Award”) and a performance stock unit (“PSU”) award in the amount of 34,880 PSUs (the “Akram PSU Award”), each pursuant to the 2023 Incentive Award Plan, with the RSU Award and PSU Award to be granted in equal installments in June 2025 and January 2027.  Under the terms of the Akram Employment Agreement, he is entitled to vacation and eligible to take part in the standard benefits provided to any senior-level Company employee, including health insurance.  The Akram PSU Awards remain committed by the Akram Employment Agreement but ungranted as of April 24, 2026. Mr. Akram will be reimbursed for all reasonable expenses incurred in the performance of his duties.

Robert Nadolny. On February 7, 2025, the Company entered into an amended and restated employment agreement by and between the Company and Mr. Nadolny, effective February 5, 2025 (the “Nadolny Employment Agreement”), pursuant to which Mr. Nadolny was appointed as the Company’s Chief Financial Officer. Pursuant to the Nadolny Employment Agreement, Mr. Nadolny is (i) entitled to receive an initial annual base salary of $250,000 (the “Nadolny Base Salary”), (ii) eligible to receive a target annual bonus of 50% of the Nadolny Base Salary (the “Nadolny Target Bonus”), with payouts ranging from 0% to 100% of the Nadolny Target Bonus depending on the achievement of performance targets as set and determined by the compensation committee of the Board, (iii) entitled to receive a one-time bonus of $20,000 in recognition of Mr. Nadolny’s performance in 2024, and (iv) entitled to receive an RSU award equal to 1,202 shares of common stock and a PSU award equal to 1,202 shares of common stock, both subject to the terms and conditions of the 2023 Incentive Award Plan and the terms and conditions of the Nadolny Employment Agreement.  Additionally, the Nadolny Employment Agreement amended the vesting schedule of the RSUs granted to Mr. Nadolny by the Company on August 26, 2024 (the “2024 Award”), such that, notwithstanding the terms of the 2024 Award, (i) 25% of the total RSUs underlying the 2024 Award were deemed to be vested as of August 26, 2024, and (ii) an additional 25% of the total RSUs underlying the 2024 Award vested or will vest on each of January 1, 2026, January 1, 2027 and January 1, 2028, subject to the terms of the Nadolny Employment Agreement.  Effective as of September 26, 2025, the Company and Mr. Nadolny, entered into a PSU Cancellation and Release Agreement whereby the Company agreed to cancel the award of 1,202 PSUs previously granted to Mr. Nadolny on February 5, 2025. On September 29, 2025, the Company and Mr. Nadolny entered into an amendment (the “Second Amendment”) to the Nadolny Employment Agreement, pursuant to which the Company agreed to grant Mr. Nadolny an award of 2,500 RSUs and an award of 10,000 PSUs (the “Nadolny PSU Award”), in each case, under the Company’s 2023 Incentive Award Plan. Pursuant to the Second Amendment, the number of RSUs underlying the RSU award were divided equally between a September 2025 grant and a January 2027 grant, and will vest over a four-year period in four substantially equal installments that commence on January 1, 2026 with respect to the September 2025 grant and January 1, 2027 with respect to the January 2027 grant. The number of PSUs underlying the PSU award were to be divided equally between a September 2025 grant and a January 2027 grant, and will vest upon the attainment of certain pre-established performance goals over a performance period as determined by the Company in its sole discretion. The Nadolny PSU Awards remain committed by the Nadolny Employment Agreement, as amended, but ungranted as of April 24, 2026.  Under the terms of the Nadolny Employment Agreement, Mr. Nadolny is entitled to vacation and eligible to take part in the standard benefits provided to any senior-level Company employee, including health insurance. Mr. Nadolny will be reimbursed for all reasonable expenses incurred in the performance of his duties.

Stuart V. Flavin III. On February 7, 2025, the Company entered into a letter agreement by and between the Company and Mr. Flavin (the “Flavin Letter Agreement”), specifying the terms of Mr. Flavin’s compensation during his term as Interim Chief Executive Officer and Interim President of the Company. Pursuant to the Flavin Letter Agreement, Mr. Flavin was entitled to receive (i) an annual base salary of $300,000, (ii) a one-time $75,000 cash payment as compensation for his role as Interim Chief Executive Officer and Interim President which was earned in 2024, and (iii) 1,683 RSUs, subject to the terms and conditions of the 2023 Incentive Award Plan and the Flavin Letter Agreement. Mr. Flavin was also entitled to reimbursement of certain information technology expenses approximating $6,000, but was not eligible for vacation, health care or any other health and welfare benefits. Mr. Flavin transitioned out of his roles as Interim Chief Executive Officer and Interim President on June 23, 2025 in connection with the appointment of Mr. Akram as the Company’s Chief

Executive Officer and President, but remains a member of the Board and receives compensation pursuant to the Company’s non-employee director compensation policy. In April 2026, the Company paid Mr. Flavin approximately $20,000 in consulting fees for providing the Company operational and project management support during the period from December 2025 to February 2026.

Peter Baird.  Pursuant to his amended and restated employment agreement, effective December 19, 2023 (the “Baird Employment Agreement”), Mr. Baird was entitled to receive a base salary of $240,000 per year and was eligible to receive an annual bonus payment at the discretion of the Board for the fiscal year ended December 31, 2024. Effective as of January 6, 2025, Mr. Baird resigned from his position as Chief Financial Officer of the Company and was appointed as the Company’s Chief Commercial Officer. On February 7, 2025, the Company entered into an amended and restated employment agreement by and between the Company and Mr. Baird, effective February 5, 2025 (the “Amended Baird Employment Agreement”). Pursuant to the Amended Baird Employment Agreement, Mr. Baird was (i) entitled to receive an annual base salary of $350,000 (the “Baird Base Salary”), (ii) eligible to receive a target annual bonus of 100% of the Baird Base Salary (the “Baird Target Bonus”), with payouts ranging from 0% to 200% of the Baird Target Bonus depending on the achievement of performance targets as set and determined by the compensation committee of the Board, and (iii) an RSU award (“Baird RSU Award”) and a performance stock unit award (“Baird PSU Award”) equal to 3,365 shares of the Company’s common stock and 11,779 shares of common stock, respectively. The Baird RSU Award and the Baird PSU Award were subject to the terms and conditions of the 2023 Incentive Award Plan and the terms and conditions of the Amended Baird Employment Agreement. Mr. Baird was entitled to paid vacation and was eligible to participate in and receive the standard benefits provided to all Company employees including, but not limited to, coverage under the Company health insurance plan. Mr. Baird was reimbursed for all reasonable expenses incurred in the performance of his duties. On May 30, 2025, Mr. Baird tendered his resignation from his role as the Company’s Chief Commercial Officer. Given the timing of Mr. Baird’s resignation, the Baird RSU Award and Baird PSU Award were not granted. Mr. Baird continued to serve as an employee of the Company through July 31, 2025 and was paid severance for the remainder of the 90-day notice period pursuant to the Amended Baird Employment Agreement.  All vested and unexercised options granted to Mr. Baird during his employment with the Company was forfeited in connection with his departure.

General. Each of the employment agreements has a one-year term and automatically renews for successive one-year terms unless a notice of non-renewal is provided at least 60 days prior to the end of the then-current term. Each employment agreement also includes non-disparagement, non-competition, and non-solicitation covenants that apply during employment with the Company and for twelve months following termination of employment in addition to a perpetual confidentiality clause. The Company can terminate the employment of each of Messrs. Akram and Nadolny without “cause” (as defined in each agreement) by providing ninety days’ notice or pay in lieu of notice.

2025 Salaries

During the year ended December 31, 2025, the named executive officers received base salaries to compensate them for services rendered to the Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. The 2025 annual base salaries for our named executive officers were $325,000 for Mr. Akram, $250,000 for Mr. Nadolny, $300,000 for Mr. Flavin and $350,000 for Mr. Baird. On December 8, 2025, the compensation committee increased Mr. Akram’s base salary from $300,000 to $325,000 considering the Company’s improved cash position following capital raises completed in October and November 2025.

2025 Bonuses

Our named executive officers were eligible to earn bonuses with target payouts based on a certain percentage of salary depending on the achievement of performance targets as set and determined by the Compensation Committee. None of our other named executive officers received bonuses for services rendered during fiscal 2025.

During 2025, the Compensation Committee set four performance goals for Mr. Akram related to (i) cash preservation and cost reduction weighted 35%, (ii) revenue achievement weighted 25%, (iii.) customer growth weighted 20%, and (iv) organizational talent and operational resiliency weighted 20%. Upon evaluation of these goals, the Compensation Committee determined Mr. Akram achieved 155% of the cash preservation and cost reduction goal, 0% of the revenue achievement goal, 0% of the customer growth goal, and 100% of the organizational talent and operational resiliency goal for a weighted achievement of 74% of Mr. Akram’s target bonus of 100% of his annual salary. As Mr. Akram began employment on June 23, 2026, the bonus was proportionally adjusted for the period of the year in which he was employed.  Accordingly, Mr. Akram was awarded a cash bonus of $126,930 which was paid on March 20, 2026.

During 2025, the Compensation Committee set four performance goals for Mr. Nadolny (i) cash preservation and cost reduction weighted 40%, (ii) revenue achievement weighted 25%, (iii) order pricing and margin weighted 10%, and (iv) financial stewardship weighted 25%. Upon evaluation of these goals, the Compensation Committee determined Mr. Nadolny achieved 155% of the cash preservation and cost reduction goal, 0% of the revenue achievement goal, 100% of the order pricing and margin goal, and 100% of the financial stewardship goal for a weighted achievement of 97% of Mr. Nadolny target bonus of 50% of his annual salary. Accordingly, Mr. Nadolny was awarded a cash bonus of $121,250 which was paid on March 20, 2026.

Equity Compensation

Timing of Equity Awards

We have historically granted equity awards on an annual basis and on a discretionary basis in connection with certain events. Although we do not have a formal policy with respect to the timing of our equity awards in relation to our disclosure of material public information, when granting equity awards, the compensation committee considers the timing, pricing, and conditions to mitigate risks of stock price manipulation or conflicts of interest. During our fiscal year ended December 31, 2025, we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Other Elements of Compensation

In 2025, the named executive officers also participated in standard health plans maintained by the Company. We generally do not provide any other perquisites to any of our named executive officers, however our former Interim Chief Executive Officer and Interim President, Mr. Flavin, was entitled to reimbursement of certain information technology expenses approximating $6,000 which he was entitled to retain for personal use upon termination of employment from the Company. We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation paid or provided by the Company.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of shares of MSAI common stock underlying outstanding equity incentive plan awards held by each named executive officer as of December 31, 2025.All awards presented in the following table, were granted pursuant to the 2023 Incentive Award Plan. Neither of Messrs. Flavin and Baird had outstanding equity awards as of December 31, 2025.

		Stock Awards

		Number of	Market Value of
		Shares or Units	Shares or Units
		of Stock That	of Stock That
		Have Not Vested	Have Not Vested
Name	Grant Date	(#)(3)	($)(2)
Asim Akram	June 23, 2025	4,360	50,576
Robert Nadolny	August 26, 2024	2,813	32,631	(1)
	February 5, 2025	1,202	13,943
	September 30, 2025	813	9,431
(1)	Of the August 26, 2024 grant and February 5, 2025, 938 and 300 units, respectively, vested on January 1, 2026.
(2)	Market value was determined using the last sale price of our common stock on December 31, 2025, which was $11.52.
(3)	Includes the following: (a) Mr. Akram - 4,360 RSUs granted on June 23, 2025 that vest in four equal annual installments of 1,090 RSUs beginning on January 1, 2027; and (b) Mr. Nadolny - (i) 2,813 remaining RSUs from the August 26, 2024 grant which vest in approximately equal installments on January 1, 2026, January 1, 2027 and January 1, 2028; (ii) 1,202 RSUs granted on February 5, 2025 that vest in four approximately equal annual installments beginning on January 1, 2026; and (iii) 813 RSUs granted on September 30, 2025 that vest in four approximately equal annual installments beginning on January 1, 2027. All RSUs were granted under the Company’s 2023 Stock Incentive Plan.

Equity Compensation Plan Information

The following table summarizes securities available for future issuance under our equity compensation plans as of December 31, 2025.

Number of securities remaining
	Number of securities to be			available for future issuance
	issued upon exercise of		Weighted-average exercise price	under equity compensation
	outstanding options, warrants		of outstanding options, warrants	plans (excluding securities
	and rights		and rights	reflected in column (a))
Plan Category	(a)		(b)	(c)
Equity compensation plans approved by security holders(1)	39,811	(2)	266.80	70,979	(3)
(1)	Consists of the 2023 Incentive Award Plan and the 2020 Plan.
(2)	Consists of options to purchase 7,634 shares of common stock under the 2020 Plan, and 32,177 shares underlying unvested RSUs under the 2023 Incentive Award Plan.
(3)	Consists of shares remaining under the 2023 Incentive Award Plan. To the extent that outstanding awards under the 2020 Plan expire, lapse or are terminated, exchanged for or settled in cash, surrendered, repurchased, cancelled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring the shares covered by the awards under the 2020 Plan at a price not greater than the price paid by the participant for such shares or not issuing any shares covered by the awards, the unused shares covered by such 2020 Plan awards will become available for issuance under the 2023 Incentive Award Plan. No additional awards will be granted under the 2020 Plan and, as a result, no shares remain available for issuance under the 2020 Plan.

STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information relating to the beneficial ownership of our common stock as of the Record Date, by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;
●	each of our directors and director nominees;
●	each of our named executive officers; and
●	all directors and executive officers as a group.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the individuals and entities named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them, subject to any applicable community property laws.

The number of shares of our common stock beneficially owned by our directors and executive officers includes shares that such persons have the right to acquire within 60 days of the Record Date, including through the exercise of stock options and warrants and the vesting of restricted stock units, as noted in the table footnotes. Applicable percentage ownership is based on 2,012,293 shares of common stock outstanding as of April 14, 2026. Unless otherwise indicated below, the business address for each beneficial owner listed is c/o MultiSensor AI Holdings, Inc., 24 Greenway Plaza, Suite 1800, Houston, TX 77046.

Name and Address of Beneficial Owner	Number of Shares	% of Ownership
Other holders of more than 5%
325 Capital LLC(1)	1,308,678	49.3%
Ayrton Capital LLC(2)	216,774	9.9%
Named executive officers and directors:
Daniel Friedberg(3)	1,314,812	49.5%
David Gow(4)	22,247	1.1%
Peter Baird(5)	21,097	1.1%
Stuart V. Flavin III	3,752	* %
Petros Kitsos	3,418	* %
Margaret Chu	3,418	* %
Robert Nadolny	1,530	* %
Asim Akram	—	* %
All current executive officers and current directors as a group (7 individuals)(6)	1,349,177	50.8%
*	Less than 1%.
(1)	Based on a Schedule 13D/A filed jointly with the SEC on December 23, 2025, and after giving effect to the 2025 Warrant Reset, 325 Capital LLC, Michael Braner, Daniel Friedberg and Anil Shrivastava have shared voting and dispositive power over 1,308,678 shares of common stock, and 325 Capital Master Fund LP and 325 Capital GP LLC have shared voting and dispositive power over approximately 289,148 shares. The securities reported by 325 Capital LLC, as investment manager, may be deemed to be beneficially owned by 325 Capital Master Fund LP, Gothic Corporation, Gothic ERP LLC, Gothic HSP Corporation and Gothic JBD LLC. The business address of 325 Capital LLC, 325 Capital Master Fund LP, 325 Capital GP LLC, Gothic Corporation, Gothic ERP LLC, Gothic HSP Corporation and Gothic JBD LLC is 757 Third Avenue, 20th Floor, New York, New York 10017.

(2)	Based on a Schedule 13G filed jointly with the SEC on February 11, 2026, and after giving effect to the 2025 Warrant Reset, Ayrton Capital LLC, Alto Opportunity Master Fund, SPC – Segregated Master Portfolio B and Waqas Khatri have sole voting and dispositive power over (i) 61,125 shares of common stock and (ii) 155,650 shares of common stock underlying warrants exercisable within 60 days of the Record Date. The business address for Ayrton Capital LLC and Waqas Khatri is 55 Post Rd West, 2nd Floor Westport, CT 06880. The business address for Alto Opportunity Master Fund and SPC – Segregated Master Portfolio B is Suite #7 Grand Pavilion Commercial Centre, 802 West Bay Road, Grand Cayman, P.O. Box 10250, Cayman Islands.
(3)	Represents for Mr. Friedberg (i) 6,134 shares of common stock, (ii) 664,778 shares of common stock held by 325 Capital LLC as to which Mr. Friedberg has shared voting and dispositive power and (iii) 643,900 shares of common stock underlying private placement warrants exercisable within 60 days of the Record Date.
(4)	Represents for Mr. Gow (i) 21,105 shares of common stock and (ii) 1,143 shares of common stock underlying private placement warrants exercisable within 60 days of the Record Date.
(5)	Mr. Baird resigned from the Company on May 30, 2025. The amount reported is based on the Form 4 filed by Mr. Baird on May 29, 2025.
(6)	Consists of: (i) 704,133 shares of common stock, (ii) 735,661 shares of common stock underlying warrants exercisable within 60 days of the Record Date.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers and directors and persons who beneficially own more than 10% of our common stock to file with the SEC reports of their ownership and changes in their ownership of our common stock. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2025 filed with the SEC and on written representations by our directors and officers, all required Section 16 reports under the Exchange Act for our directors, officers, and beneficial owners of greater than 10% of our common stock were filed on a timely basis during the year ended December 31, 2025, except that each of Robert Nadolny and Gary Strahan filed a late Form 4, each with regards to a single transaction, and each of Asim Akram and Robert Nadolny filed a late Form 3 upon appointment as officers due to delays in receiving EDGAR access codes.

CERTAIN TRANSACTIONS WITH RELATED PERSONS

Prior to the Business Combination (defined below), we were a blank check company. In December 2023, we consummated the closing of the transactions contemplated by the Business Combination Agreement, by and among SportsMap Tech Acquisition Corp. (“Legacy SMAP”), Infrared Cameras Holdings Inc. (“Legacy ICI”), and ICH Merger Sub Inc. (“Merger Sub”) (the “Business Combination”). Upon consummation of the transactions contemplated by the Business Combination Agreement (the “Closing”), Merger Sub merged with and into Legacy ICI with Legacy ICI surviving the merger as a wholly owned subsidiary of Legacy SMAP. Following the consummation of the Business Combination, Legacy SMAP changed its name from “SportsMap Tech Acquisition Corp.” to “Infrared Cameras Holdings, Inc.” (“ICI”) and, in February 2024, ICI changed its name to MultiSensor AI Holdings, Inc. Unless the context otherwise requires, all references in this subsection to the “Company,” “we,” “us” or “our” refer to Legacy ICI prior to the consummation of the Business Combination and the business of MSAI after the consummation of the Business Combination.

Policies and Procedures on Transactions with Related Persons

Our Board of Directors recognizes that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Our Board has adopted a written policy on transactions with related persons, which requires that our audit committee approve or ratify “related person transactions” (as defined in the policy) that are required to be disclosed pursuant to Item 404(a) of Regulation S-K. Item 404(a) of Regulation S-K requires disclosure, subject to certain exceptions, of transactions in which we were or are to be a participant and the amount involved exceeds $120,000 (or such other amount is applicable while we remain a smaller reporting company) and in which any “related person” as defined under Item 404(a) of Regulation S-K had or will have a direct or indirect material interest. Under the policy, the audit committee reviews the relevant known facts and circumstances of the related person transaction, including whether the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party, whether the transaction arose in the ordinary course of business, and the extent of the related person’s interest in the transaction, taking into account the conflicts of interest and corporate opportunity provisions of the Company’s Code of Conduct, and either approve or decline to approve the related person transaction. It is our policy that a director not participate in the approval of a related person transaction as to which he or she is a “related person.”

The Company was or is currently a participant in the following transactions with related parties since January 1, 2024. All transactions described below were undertaken in compliance with our Related Person Transaction Policy described above, including review and approval by our audit committee.

MSAI Related Party Transactions

Agreements with Gary Strahan

Gary Strahan, former Chief Executive Officer, and the Company entered into a consulting agreement (the “Consulting Agreement”), effective as of November 26, 2024, pursuant to which Mr. Strahan provided consulting services until the termination of the Consulting Agreement on May 1, 2025. During the period of the Consulting Agreement, Mr. Strahan acted as an independent contractor assisting with services related to training for the Company’s Infrared Thermography systems, promoting sales of Company devices, software, and assisting with vendors and customers. In consideration of these services, the Company agreed to pay a fee equal to $175,000 per annum, paid in equal installments every two weeks in arrears. During the year ended December 31, 2025 and 2024, the Company paid Mr. Strahan approximately $58,333 and $14,583, respectively, pursuant to the Consulting Agreement. Subsequent to the termination of the Consulting Agreement, the Company paid Mr. Strahan approximately $22,590 for approximately five trainings held and led with customers of the Company. Mr. Strahan was not eligible for benefits available to Company employees during the period of the Consulting Agreement.

Additionally, the Company currently leases its production facility and previously leased its former corporate office from Mr. Strahan. Total cash payments for the leases were approximately $108,000 and $105,000 for the year ended December 31, 2025 and 2024, respectively.

Compensation of Immediate Family Member of Gary Strahan

We previously employed two immediate family members of Mr. Strahan in non-executive officer positions. For the years ended December 31, 2025 and 2024, these family members each received total compensation from MSAI of less than $200,000 per year.

Related Party Promissory Notes

On August 9, 2022, the Company borrowed $1,000,000 under an unsecured non-interest bearing promissory note with an immediate family member of Gary Strahan to fund short-term working capital needs (the “Related Party Promissory Note”). The Related Party Promissory Note was to be payable in full on any future date on which the lender demands repayment and, if still outstanding, was to be repaid in full in connection with the Business Combination. The holder of the Related Party Promissory Note agreed to roll such note into Financing Notes in connection with the Financing.

In December 2023, the Company borrowed $200,000 under an unsecured non-interest bearing promissory note with Mr. Strahan to fund short-term working capital needs. The promissory note was repaid during the three months ended March 31, 2024.

Financing and Subsequent Conversion Transactions

On December 1, 2023, Legacy SMAP entered into the Subscription Agreement with certain investors (the “Financing Investors”) pursuant to which Legacy SMAP issued and sold to the Financing Investors an aggregate of $6.805 million in note (the “Financing Notes”) in connection with the Closing. David Gow, former director and Chief Executive Officer of Legacy SMAP and now a current member of our Board, and Steven Webster and Oliver Luck, former directors of Legacy SMAP, were among the Financing Investors. Mr. Webster and Mr. Luck were issued $200,000 of Financing Notes (all in exchange for previously existing SportsMap promissory notes) and $100,000 of Financing Notes, respectively. Gary Strahan’s spouse was also among the Financing Investors and held $1.0 million of promissory notes that were subsequently exchanged for an equivalent amount of Financing Notes.

Under their terms, each Financing Note was scheduled to mature on the third anniversary of the Closing (the “Maturity Date”) and was convertible at any time at the Financing Investors’ option at a conversion price of $400.00 per share, subject to certain customary adjustments (such shares issuable upon conversion of Financing Notes, the “Conversion Shares”). Except with the consent of the holder of the applicable Financing Note, MSAI could not repay any principal amount of any Financing Note prior to the Maturity Date.

During the year ended December 31, 2024, all of the Financing Notes were converted in exchange for 36,054 Conversion Shares.

Pursuant to the Subscription Agreement, Legacy SMAP also issued warrants (the “Financing Warrants”) to the Financing Investors to purchase an aggregate of 8,506 shares of our common stock (such shares issuable upon exercise of the Financing Warrants, the “Financing Warrant Shares”), at an exercise price of $460.00 per Financing Warrant Share. The Financing Warrants are allocated ratably among the Financing Investors in accordance with their respective investment pursuant to the Subscription Agreement. The Financing Warrants are exercisable at any time after issuance at Closing and before the fifth anniversary of the Closing. The Financing Warrants are not subject to any redemption provision, and can be exercised for cash or on a cashless basis at the discretion of the holder. In addition, in order to induce the Financing Investors to enter into the Subscription Agreement, certain holders of SportsMap Founder Shares and Legacy ICI Stockholders transferred, and Legacy ICI issued prior to Closing for exchange at the Exchange Ratio at Closing, an aggregate of 17,013 shares of our common stock to the Financing Investors at Closing.

Conversion of Loan Obligation

On March 30, 2024, the Company entered into a subscription agreement (the “Gow Subscription Agreement”) whereby the Company agreed to issue 1,502 shares of common stock to David Gow in exchange for the cancellation of his Financing Note described above (at an effective price per share of $133.20).

Amendment of Convertible Promissory Notes

Effective March 31, 2024, the Board of Directors approved the modification of the terms of the $3.5 million in principal amount of convertible promissory notes among other things, to reduce the conversion price of the principal and interest to $200.00 per share of common stock. Two of the remaining unconverted notes (the “Remaining Notes”) are owned by David Gow, a current director of the Company, and the Jill A. Blashack Strahan Trust, which is deemed to be beneficially owned by Gary Strahan, former Chief Executive Officer and former director of the Company. The aggregate principal balance of such Remaining Notes was $1.2 million. As an incentive to induce the holders of the Remaining Notes to convert such notes, and with the objective of meeting Nasdaq’s listing requirements specific to stockholders’ equity, the Board approved the reduction of the conversion price of the principal and interest to $200.00 per share of common stock and entered into Note Amendments with David Gow and the Jill A. Blashack Strahan Trust (the “Note Amendments”). Thereafter David Gow and the Jill A. Blashack Strahan Trust elected to convert the Remaining Notes into shares of our common stock effective as of March 31, 2024. The Company issued 6,076 shares of its common stock pursuant to David Gow’s and the Jill A. Blashack Strahan Trust’s respective elections to convert their Remaining Notes.

2025 Private Placement

On October 24, 2025, the Company entered into a securities purchase agreement (the “2025 Purchase Agreement”) with 325 Capital and certain other accredited investors signatory thereto (collectively with 325 Capital, the “Investors”), pursuant to which the Company sold to the Investors (i) 855,746 shares of common stock at a purchase price of $16.36 per share and (ii) warrants (the “2025 Warrants”) to purchase up to 1,711,491 shares of common stock (collectively, the “2025 Private Placement”), with an exercise price of $16.36 per share, for an aggregate purchase price of $14.0 million before deducting placement agent fees and offering expenses.

Pursuant to the 2025 Warrants, the exercise price and number of shares of common stock issuable upon exercise of the 2025 Warrants proportionately adjust upon the occurrence of a share split, reverse share split, share dividend, share combination recapitalization or other similar transaction involving the Company’s common stock (each, a “Share Combination Event”), and if the lowest daily volume weighted average price of the Company’s common stock during the five trading days immediately following such event (the “Share Combination Adjustment Period” and such price the “Event Market Price”), is less than the current exercise price of the 2025 Warrants, the exercise price will be reduced (but in no event increased) to the Event Market Price and the number of shares of common stock issuable upon exercise will be proportionately increased such that the aggregate exercise price of the 2025 Warrants will be equal to the aggregate exercise price payable under the 2025 Warrants. Notwithstanding the foregoing, the exercise price shall not be reduced below $0.14944 per share (or $5.9776 following the 2026 Reverse Stock Split).

As a result of the 2026 Reverse Stock Split and following the resulting Share Combination Adjustment Period, the exercise price of the 2025 Warrants was readjusted to $5.98 per share and the total number of shares of common stock issuable upon exercise of the 2025 Warrants was proportionately increased to 4,682,274 shares of the Company’s common stock, effective as of the close of trading on April 17, 2026 (such readjustment, the “2025 Warrant Reset”).

Following the 2025 Warrant Reset, 325 Capital and its affiliates are deemed to beneficially own 49.5% of the Company’s outstanding common stock. Daniel M. Friedberg, a director serving on the Board of the Company, is a Managing Member of 325 Capital and has shared voting and dispositive power of such common stock. For more information regarding beneficial ownership, please see the section titled “Stock Ownership—Security Ownership of Certain Beneficial Owners and Management.”

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers that may, in some cases, be broader than the specific indemnification provisions contained under Delaware law. Further, pursuant to our indemnification agreements and directors’ and officers’ liability insurance, our directors and executive officers are indemnified and insured against the cost of defense, settlement or payment of a judgment under certain circumstances.

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

The audit committee appoints our independent registered public accounting firm. In this regard, the audit committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the audit committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s global capabilities relative to our business; and the firm’s knowledge of our operations. Weaver and Tidwell L.L.P. (“Weaver”) has served as our independent registered public accounting firm since June 4, 2025. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the audit committee has appointed Weaver to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Weaver to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm. If our stockholders do not ratify the selection, it will be considered as notice to the Board and the audit committee to consider the selection of a different firm. Even if the selection is ratified, the audit committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

A representative of Weaver is expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

Change in Independent Registered Public Accounting Firm

As previously reported, on June 4, 2025, the Audit Committee approved the dismissal of Deloitte & Touche LLP (“Deloitte”) as the Company's independent registered public accounting firm. The reports of Deloitte on the Company's consolidated financial statements for the fiscal years ended December 31, 2024 and December 31, 2023 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph in its reports related to the Company’s consolidated financial statements for the fiscal years ended December 31, 2024 and December 31, 2023 regarding the substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2024 and December 31, 2023, and through June 4, 2025, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference thereto in its reports on the consolidated financial statements for such years. During the fiscal years ended December 31, 2024 and December 31, 2023 and through June 4, 2025, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), other than the material weakness in internal control over financial reporting identified by management, as disclosed in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023. As disclosed in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, such material weakness was remediated. The audit committee discussed the Company’s material weakness in internal control over financial reporting with Deloitte and the Company has authorized Deloitte to respond fully to inquiries of Weaver concerning such material weakness.

On June 4, 2025, the audit committee approved the appointment of Weaver as the Company’s new independent registered public accounting firm, effective immediately, to perform independent audit services for the fiscal year ending December 31, 2025 and related interim periods starting with the fiscal quarter ending June 30, 2025.  During the fiscal years ended December 31, 2024 and December 31, 2023 and through June 4, 2025, neither the Company, nor anyone acting on its behalf, consulted with Weaver regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by Weaver that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Audit, Audit-Related, Tax and All Other Fees

The following tables present the fees billed to MSAI, or reasonably expected to be billed, by Weaver, the Company’s independent registered public accounting firm for 2025, and by Deloitte (including the member firms of Deloitte Touche Tohmatsu Limited and their respective affiliates), the Company’s former independent registered public accounting firm for 2024, for each of the last two fiscal years.

	Year Ended December 31,
	2025	2024
Audit Fees	$316,838	$751,424
Audit-Related Fees	—	306,864
Tax Fees	—	—
All Other Fees	—	—
Total	$316,838	$1,058,288

Audit Fees

Audit fees with the Company’s principal accountants for the fiscal years ended December 31, 2025 and December 31, 2024 were $316,838 and $751,424, respectively. Such audit fees consist of aggregate fees, including expenses, billed and reasonably expected to be billed by the principal accountant in connection with the annual audit and interim reviews. The Company also incurred $100,000 in fees in 2025 to Deloitte, not included in the table above, prior to its transition to Weaver.

Audit-Related Fees

Audit-related fees for the fiscal years ended December 31, 2025 and December 31, 2024 were $0 and $306,864, respectively. Such audit-related fees consist of aggregate fees, including expenses, billed and reasonably expected to be billed by its principal accountant in connection with accounting consultations and certain registration statements. The Company also incurred $225,000 in fees in 2025 to Deloitte, not included in the table above, for consent and comfort-letter services.

Tax Fees

There were no tax fees or expenses billed by its principal accountants for the fiscal years ended December 31, 2025 and December 31, 2024.

All Other Fees

There were no other fees or expenses billed by its principal accountant for the fiscal years ended December 31, 2025 and December 31, 2024.

Pre-Approval Policies and Procedures

The formal written charter for our audit committee requires that the audit committee pre-approve all audit and non-audit services to be provided to us by our independent registered public accounting firm, other than services approved in accordance with appropriate pre-approval policies established by the audit committee and applicable SEC rules.

The audit committee’s policy generally provides that the audit committee will not engage an independent registered public accounting firm to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the audit committee or (ii) entered into pursuant to the pre-approval policies and procedures. Unless a type of service to be provided by our independent registered public accounting firm has received this latter general pre-approval under the pre-approval policy, it requires specific pre-approval by the audit committee. Without limiting the foregoing, the audit committee may delegate authority to one or more independent members of the committee to grant pre-approvals of audit and permitted non-audit services, and any such pre-approvals must be presented to the audit committee at its next scheduled meeting.

The above-described services provided to us by Weaver or Deloitte were in accordance with such policies.

Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of Weaver as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Audit Committee Report

The audit committee operates pursuant to a charter which is reviewed annually by the audit committee. Additionally, a brief description of the primary responsibilities of the audit committee is included in this Proxy Statement under the discussion of “Corporate Governance — Audit Committee.” Under the audit committee charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the appropriateness of accounting principles and financial reporting policies and for establishing and maintaining our internal control over financial reporting. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

In the performance of its oversight function, the audit committee reviewed and discussed with management and Weaver, as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended December 31, 2025. The audit committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the audit committee received and reviewed the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB, regarding such independent registered public accounting firm’s communications with the audit committee concerning independence and discussed with the Company’s independent registered public accounting firm their independence from the Company.

Based upon the review and discussions described in the preceding paragraph, the audit committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

Submitted by the Audit Committee of the Company’s Board of Directors

Margaret Chu, Chair of the Committee

Petros Kitsos

David Gow

PROPOSAL 3 – APPROVAL OF AMENDMENT TO THE COMPANY’S

2023 INCENTIVE AWARD PLAN

Background

The Board is seeking the approval of our stockholders of an amendment to the 2023 Incentive Award Plan, which was adopted by our Board on April 22, 2026, subject to stockholder approval (the “Second Amendment”). The 2023 Incentive Award Plan was originally approved by our Board, and later by our stockholders on December 8, 2023. Under the 2023 Incentive Award Plan as originally adopted, 76,012 shares of common stock were authorized for issuance pursuant to awards under the 2023 Incentive Award Plan. On June 4, 2025, our stockholders approved an amendment (the “First Amendment”) to the 2023 Incentive Award Plan to increase the number of shares of common stock authorized for issuance pursuant to awards under the 2023 Incentive Award Plan by an additional 85,000 shares, to a total of 161,012 shares of common stock. As of the Record Date, there were 65,902 shares remaining available for future issuance as awards under the 2023 Incentive Award Plan. The Second Amendment would further increase the number of shares of common stock authorized for issuance pursuant to awards under the 2023 Incentive Award Plan by an additional 500,000 shares, to a total of 661,012 shares of common stock issuable pursuant to the 2023 Incentive Award Plan.

We believe that the operation of the 2023 Incentive Award Plan is a necessary and powerful tool in enabling us to attract and retain the best available personnel for positions of substantial responsibility; to provide additional incentive to key employees, key consultants, and non-employee directors; and to promote the success of our business. The 2023 Incentive Award Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of such employees, consultants, and directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. We have strived to use our 2023 Incentive Award Plan resources effectively and to maintain an appropriate balance between stockholder interests and the ability to recruit and retain valuable employees. However, we believe there is an insufficient number of shares remaining under our 2023 Incentive Award Plan to meet our current and projected needs. Accordingly, our Board has determined that the Second Amendment is in the best interest of the Company and its stockholders. We believe that the Second Amendment, which increases the number of shares of common stock available for issuance pursuant to awards under the 2023 Incentive Award Plan, reflects best practices in our industry and is appropriate to permit the grant of equity awards at expected levels for the future.

A copy of the Second Amendment and the 2023 Incentive Award Plan, as amended by the First Amendment, are included as Annex A and Annex B, respectively, to this Proxy Statement. Described below is a summary of certain key provisions of the 2023 Incentive Award Plan, which is qualified in its entirety by reference to the full text of the 2023 Incentive Award Plan.

Summary of the Proposed Amendment

Our Board adopted the Second Amendment on April 22, 2026, subject to stockholder approval, to increase the number of shares of our common stock available for issuance pursuant to awards under the 2023 Incentive Award Plan by an additional 500,000 shares, to a total of 661,012 shares of our common stock issuable pursuant to the 2023 Incentive Award Plan.

Description of the 2023 Incentive Award Plan

Purpose. The purpose of the 2023 Incentive Award Plan is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. The Board believes that equity awards are necessary to remain competitive in its industry and are essential to recruiting and retaining the highly qualified employees who help us meet our goals.

Effective Date and Expiration. The 2023 Incentive Award Plan was approved by our Board prior to the special meeting held on December 8, 2023, at which our stockholders approved the 2023 Incentive Award Plan. The 2023 Incentive Award Plan became effective on December 19, 2023 (the “Effective Date”). The 2023 Incentive Award Plan will terminate on the tenth anniversary of the Effective Date, unless sooner terminated by our Board. No award may be made under the 2023 Incentive Award Plan after its termination date, but awards made prior to the termination date may extend beyond that date in accordance with their terms.

Shares Available for Awards. Subject to certain adjustments and to increase by any shares subject to Prior Plan Awards (defined below) that are eligible for reuse, the number of shares of our common stock that are reserved for issuance pursuant to awards under the 2023 Incentive Award Plan is currently 161,012 shares, 100% of which may be delivered as incentive stock options (“ISOs”). If the Second Amendment is approved, the total number of shares that may be issued pursuant to awards will be increased by 500,000 shares for a total of 661,012 shares, 100% of which may be delivered as ISOs. Any shares issued pursuant to the 2023 Incentive Award Plan may consist, in whole or in part, of authorized and unissued common stock, treasury common stock or common stock purchased on the open market.

“Prior Plan Awards” means any awards under the Prior Plan (defined below) that were outstanding immediately prior to the Effective Date. “Prior Plan” means the 2020 Equity Incentive Plan of Infrared Cameras Holdings, Inc., effective as of October 9, 2020. Any awards outstanding under the Prior Plan as of the Effective Date will continue to be governed by the terms and conditions of such Prior Plan and the applicable award agreement.

If an award under the 2023 Incentive Award Plan (or, as applicable, a Prior Plan Award) expires, lapses or is terminated, exchanged for or settled in cash, any shares subject to such award (or portion thereof) may, to the extent of such expiration, lapse, termination or cash settlement, be used again for new grants under the 2023 Incentive Award Plan. Shares tendered or withheld to satisfy the exercise price or tax withholding obligation for any award granted under the 2023 Incentive Award Plan will become or again be available for grant under the 2023 Incentive Award Plan. Further, the payment of dividend equivalents in cash in conjunction with any awards under the 2023 Incentive Award Plan (or, as applicable, a Prior Plan Award) will not reduce the shares available for grant under the 2023 Incentive Award Plan. However, the following shares may not be used again for grant under the 2023 Incentive Award Plan: (i) shares subject to stock appreciation rights (“SARs”) that are not issued in connection with the stock settlement of the SAR on exercise, and (ii) shares purchased on the open market with the cash proceeds from the exercise of options.

Awards granted under the 2023 Incentive Award Plan upon the assumption of, or in substitution for, awards authorized or outstanding under a qualifying equity plan maintained by an entity with which we enter into a merger or similar corporate transaction will not reduce the shares available for grant under the 2023 Incentive Award Plan but will count against the maximum number of shares that may be issued upon the exercise of ISOs.

Limitation on Non-Employee Director Awards. The 2023 Incentive Award Plan provides that the sum of any cash compensation and the aggregate grant date fair value (determined as of the date of the grant under Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all awards granted to a non-employee director as compensation for services as a non-employee director during any fiscal year, or director limit, may not exceed $750,000 (or $1,000,000 in the initial calendar year of a non-employee director’s service). These limits will not apply to the compensation for any non-employee director who serves in any capacity in addition to that of a non-employee director for which he or she receives additional compensation.

Eligibility and Administration. Employees, consultants and outside directors of the Company and its subsidiaries are eligible to receive awards under the 2023 Incentive Award Plan. As of the Record Date, we had 25 employees, approximately 12 consultants, and five outside directors who will be eligible to receive awards under the 2023 Incentive Award Plan.

The 2023 Incentive Award Plan may be administered by the Board or such committee of our directors and/or officers to which the Board may delegate its duties and responsibilities (collectively, the “Plan Administrator”), subject to the limitations imposed under the 2023 Incentive Award Plan, Section 16 of the Exchange Act, stock exchange rules and other applicable laws. The Plan Administrator has the authority to take all actions and make all determinations under the 2023 Incentive Award Plan, to interpret the 2023 Incentive Award Plan and award agreements and to adopt, amend and repeal rules for the administration of the 2023 Incentive Award Plan as it deems advisable. The Plan Administrator also has the authority to determine which eligible service providers receive awards, grant awards and set the terms and conditions of all awards under the 2023 Incentive Award Plan, including any vesting and vesting acceleration provisions, subject to the conditions and limitations in the 2023 Incentive Award Plan.

Awards. The 2023 Incentive Award Plan provides for the grant of stock options, including ISOs and nonqualified stock options (“NSOs”), SARs, restricted stock, dividend equivalents, RSUs, dividend equivalents, and other stock or cash based awards. Certain awards under the 2023 Incentive Award Plan may constitute or provide for payment of “nonqualified deferred compensation” under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), which may impose additional requirements on the terms and conditions of such awards. All awards under the 2023 Incentive Award Plan must be evidenced by award agreements, which will detail the terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards other than cash based awards generally will be settled in shares of our common stock, but the applicable award agreement may provide for cash settlement of any award. A brief description of each award type follows.

●	Stock Options. The Plan Administrator may grant either ISOs qualifying under Section 422 of the Code or NSOs, provided that only employees of the Company and our subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. Stock options may not be granted with an option price less than 100% of the fair market value of a share of common stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of common stock on the date of grant. Any ISO or portion thereof that ceases to qualify as an ISO under Section 422 of the Code for any reason, including becoming exercisable with respect to shares having a fair market value exceeding the $100,000 limitation under the Treasury Regulations, will become a NSO. The Plan Administrator will determine the terms of each stock option at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Plan Administrator, except that the Plan Administrator may not grant stock options with a term exceeding 10 years or, in the case of an ISO granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or any parent or subsidiary), a term exceeding five years.

Recipients of stock options may pay the option price in (i) cash, wire transfer of immediately available funds or by check payable to the order of the Company; (ii) if there is a public market for shares at the time of exercise, unless the Company otherwise determines, (A) delivery of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price, or (B) the participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that such amount is paid to the Company at such time as may be required by the Plan Administrator; (iii) to the extent permitted by the Plan Administrator, any of the following (A) delivery of shares owned by the participant, (B) surrendering shares then issuable upon the stock option’s exercise, or (C) delivery of a promissory note or any other property that the Plan Administrator determines is good and valuable consideration; and (iv) to the extent permitted by the Company, any combination of the forms of payment listed above that are acceptable to the Plan Administrator.

●	SARs. The Plan Administrator is authorized to grant SARs. SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of common stock on the date of exercise over the fair market value of a share of our common stock on the date of grant. The grant price of a SAR cannot be less than 100% of the fair market value of a share of our common stock on the date of grant. The Plan Administrator will determine the terms of each SAR at the time of the grant, including, without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the Plan Administrator, except that no SAR may have a term exceeding 10 years.
●	Restricted Stock and RSUs. The Plan Administrator is authorized to grant restricted stock and RSUs. Restricted stock is an award of nontransferable shares of our common stock that are subject to certain vesting conditions and other restrictions. RSUs are the right to receive shares of common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Plan Administrator, which include a substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Plan Administrator determines the eligible participants to whom, and the time or times at which, grants of restricted stock or RSUs will be made; the number of shares or RSUs to be granted; the price to be paid, if any; the time or times within which the shares covered by such grants will be subject to forfeiture; the time or times at which the transfer restrictions will terminate; and all other terms and conditions of the grants. The Plan Administrator may provide that the delivery of the shares underlying RSUs will be deferred on a mandatory basis or at the election of the participant but only in a manner intended to comply with Section 409A of the Code.

●	Other Stock or Cash Based Awards. The Plan Administrator is authorized to grant other stock or cash based awards. Other stock or cash based awards are awards of cash, fully vested shares of our common stock and other awards valued wholly or partially by referring to, or otherwise based on, shares of our common stock or other property. Other stock or cash based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of compensation to which a participant is otherwise entitled.
●	Dividend Equivalents. The Plan Administrator is authorized to grant dividend equivalents. Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of our common stock and may be granted alone or in tandem with awards other than stock options or SARs. Dividend equivalents are credited as of the dividend record dates during the period between the date an award is granted and the date such award vests, is exercised, is distributed or expires, as determined by the Plan Administrator. Dividend equivalents payable with respect to an award prior to the vesting of such award instead will be paid out to the participant only to the extent that the vesting conditions are subsequently satisfied and the award vests. A dividend equivalent may be settled in cash, shares, or a combination thereof.
●	Performance Goals. Awards under the 2023 Incentive Award Plan may be made subject to the attainment of certain performance goals. Such criteria shall be based on the attainment of specified levels of one or more measures determined, which may include, without limitation: net earnings or losses; gross or net sales or revenue or sales or revenue growth; net income or adjusted net income; profits, profit return ratios or operating margin; budget or operating earnings; cash flow; return on assets; return on capital or invested capital; cost of capital; return on stockholders’ equity; total stockholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share; regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; market share; economic value or economic value added models; division, group or corporate financial goals; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human capital management; supervision of litigation and other legal matters; strategic partnerships and transactions; financial ratios; debt levels or reductions; sales-related goals; financing and other capital raising transactions; cash on hand; acquisition activity; investment sourcing activity; and marketing initiatives, any of which may be measured in absolute terms or as compared to any incremental increase or decrease. Performance goals also may be based on the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company or a subsidiary or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies.
●	Repricing. Our Board may, without approval of the stockholders, reduce the exercise price of any stock option or SAR, or cancel any stock option or SAR in exchange for cash, other awards or stock options or SARs with an exercise price per share that is less than the exercise price per share of the original stock options or SARs.
●	Vesting, Assignment, Recoupment, and Foreign Participants. The Plan Administrator may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2023 Incentive Award Plan. If the Plan Administrator imposes conditions upon vesting, then, except as otherwise provided below, subsequent to the date of grant, the Plan Administrator may accelerate the date on which all or any portion of the award may be vested.

The Plan Administrator may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Plan Administrator determines in the event of a participant’s disability, death, retirement, and authorized leave. Awards under the 2023 Incentive Award Plan are generally non-transferrable, except by will or the laws of descent and distribution, or, subject to the Plan Administrator’s consent, pursuant to a domestic relations order, and are generally exercisable only by the participant. All awards will be subject to any company clawback policy as set forth in such clawback policy or the applicable award agreement, as such policy may be approved or modified by our Board from time to time.

The Plan Administrator may modify award terms, establish subplans and/or adjust other terms and conditions of awards, subject to the share limits described above, in order to facilitate grants of awards subject to the laws and/or stock exchange rules of countries outside of the United States.

●	Adjustments Upon Changes in Capitalization. The Plan Administrator has broad discretion to take action under the 2023 Incentive Award Plan, as well as make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our common stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the Plan Administrator will make equitable adjustments to the 2023 Incentive Award Plan and outstanding awards. In the event of a Change in Control (as defined in the 2023 Incentive Award Plan), to the extent that the surviving entity declines to continue, convert, assume or replace outstanding awards, then all such awards will become fully vested and exercisable in connection with the transaction.
●	Plan Amendment or Discontinuance of the 2023 Incentive Award Plan. Our Board may amend, suspend, or terminate the 2023 Incentive Award Plan at any time; however, no amendment, other than an amendment that increases the number of shares available under the 2023 Incentive Award Plan, may materially and adversely affect an award outstanding under the 2023 Incentive Award Plan without the consent of the affected participant, and stockholder approval will be obtained for any amendment to the extent necessary to comply with applicable laws. No award may be granted under the 2023 Incentive Award Plan during any suspension period or after the 2023 Incentive Award Plan’s termination.

Federal Income Tax Consequences

The following is a brief summary of certain U.S. federal income tax consequences relating to the transactions described under the 2023 Incentive Award Plan as set forth below. This summary does not purport to address all aspects of U.S. federal income taxation and does not describe any potential state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the Treasury Regulations issued thereunder, and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the then current underpayment rate plus 1% and a 20% penalty tax. Certain stock options, SARs, RSUs, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as NSOs, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were NSOs (as described in more detail below). In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the option price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired upon exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to the later of: (i) two years after the date the ISO was granted or (ii) one year after the shares were transferred to the participant (referred to as, the “Holding Period”). If a participant disposes of shares acquired upon exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as a short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares. If the participant disposes of shares acquired upon exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s option price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the disqualifying disposition occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such disqualifying disposition. In addition, the amount received in such disqualifying disposition over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired upon exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the disqualifying disposition over the basis of the shares.

Nonqualified Stock Options. A participant generally will not recognize income at the time a NSO is granted. When a participant exercises a NSO, the difference between the option price and any higher market value of the shares of common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a NSO will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired upon exercise of a NSO, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Option Price is Paid for in Shares. If a participant pays the option price of a NSO with previously-owned shares of our common stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the option price of a NSO constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the ISO, over the aggregate option price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the option price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock. A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the restricted shares to recognize ordinary income on the date of transfer of the restricted shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, paid for such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending upon how long the participant has held the shares. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights. Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received.

Other Awards. In the case of an award of RSUs, dividend equivalent rights, or other stock or cash based awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code.

Federal Tax Withholding. Any ordinary income realized by a participant upon the granting, vesting, exercise or conversion of an award under the 2023 Incentive Award Plan, as applicable, is subject to withholding of U.S. federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy our federal income tax withholding requirements, we will have the right to require, as a condition to delivery of any certificate for shares of common stock or the registration of the shares in the participant’s name, that the participant remit to us an amount sufficient to satisfy the withholding requirements. Alternatively, if we consent, we may withhold a portion of the shares (valued at fair market value on the date of delivery) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations. We will also accept the delivery of an irrevocable and unconditional undertaking by a broker to deliver to us sufficient funds to satisfy the tax obligations or delivery by the participant of a copy of irrevocable and unconditional instructions to a broker to deliver to us a check or cash sufficient to satisfy the tax withholding requirements, provided that such amount is paid to us at the time required by the Plan Administrator. Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by the Company to employees no later than January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to Us. To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer; (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during that taxable year); or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017. This limitation on deductions (A) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and (B) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2017, so long as the contract is not materially modified after that date.

If an individual’s rights under the 2023 Incentive Award Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income and employment taxes) payable by the individual on the value of such accelerated rights, and (ii) the loss by us of a corresponding compensation deduction.

Interest of Directors and Executive Officers

All members of our Board and all of our executive officers are eligible for awards under the 2023 Incentive Award Plan and, thus, have a personal interest in the approval of the 2023 Incentive Award Plan.

New 2023 Incentive Award Plan Benefits

With respect to the increased number of shares reserved under the 2023 Incentive Award Plan pursuant to the Second Amendment, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2023 Incentive Award Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the Plan Administrator.

The market value of our common stock is $5.86 per share based on the closing price of our common stock on The Nasdaq Capital Market on April 14, 2026.

Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” the approval of the Amendment.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Stockholders who intend to have a proposal considered for inclusion in our proxy statement for presentation at our 2027 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 24 Greenway Plaza, Suite 1800, Houston, TX 77046, in writing no later than December 25, 2026.

Stockholders intending to present a proposal at our 2027 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director (including director nominations pursuant to Rule 14a-19), must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2027 Annual Meeting no earlier than the close of business on February 12, 2027 and no later than the close of business on March 14, 2027. The notice must contain the information required by our Bylaws. In the event that the date of the 2027 Annual Meeting is more than 30 days before or more than 60 days after June 12, 2027, then the stockholder’s notice must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the Company. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2027 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

We intend to file a Proxy Statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2027 Annual Meeting. Stockholders may obtain our Proxy Statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

HOUSEHOLDING

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting us at MultiSensor AI Holdings, Inc., 24 Greenway Plaza, Suite 1800, Houston, TX 77046, Attn: Investor Relations or by emailing IR@multisensorai.com.

2025 ANNUAL REPORT

Our 2025 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. Stockholders that receive the Notice and Access Card can access our 2025 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, at www.cstproxy.com./multisensorai/2026.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Secretary, MultiSensor AI Holdings, Inc., 24 Greenway Plaza, Suite 1800, Houston, TX 77046.

Your vote is important. Please promptly vote your shares by following the instructions for voting provided on the Notice and Access Card or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet voting as described on your proxy card.

By Order of the Board of Directors

/s/ Asim Akram
Asim Akram Chief Executive Officer and President

Houston, Texas April 24, 2026

ANNEX A

SECOND AMENDMENT
TO THE
INFRARED CAMERAS HOLDINGS, INC. 2023 INCENTIVE AWARD PLAN

This SECOND AMENDMENT TO THE INFRARED CAMERAS HOLDINGS, INC. 2023 INCENTIVE AWARD PLAN (this “Amendment”), effective as of [          ], 2026, is made and entered into by MultiSensor AI Holdings, Inc. (f/k/a, Infrared Cameras Holdings, Inc.), a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Infrared Cameras Holdings, Inc. 2023 Incentive Award Plan (the “Plan”).

RECITALS

WHEREAS, Section 10.4 of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time and from time to time;

WHEREAS, the Board desires to amend the Plan to increase the aggregate number of shares of Common Stock that may be issued under the Plan as set forth in Section 11.24 of the Plan by an additional five hundred thousand (500,000) shares of Common Stock; and

WHEREAS, the Board intends to submit this Amendment to the Company’s stockholders for their approval.

NOW, THEREFORE, in accordance with Section 10.4 of the Plan, the Company hereby amends the Plan as follows:

1.Section 4.3 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 4.3:

4.3 Incentive Stock Option Limitations. Notwithstanding anything to the contrary herein, no more than six hundred sixty one thousand and twelve (661,012) Shares may be issued pursuant to the exercise of Incentive Stock Options.

2.Section 11.24 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 11.24:

11.24 “Overall Share Limit” means (a) six hundred sixty one thousand and twelve (661,012) Shares, plus (b) any Shares subject to Prior Plan Awards that become available for issuance under the Plan on or following the Effective Date pursuant to Section 4.2 (which shall not exceed 28,311 Shares).

3.This Amendment shall be effective on the date first set forth above. In the event stockholder approval of this Amendment is not obtained within twelve (12) months of the date the Board approved this Amendment, the additional shares added to the Plan pursuant to this Amendment shall not be available for grant as Incentive Stock Options.

4.Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

[SIGNATURE PAGE FOLLOWS]

A-1

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

MULTISENSOR AI HOLDINGS, INC. (F/K/A, INFRARED CAMERAS HOLDINGS, INC.)

By:
Name:
Title:

A-2

ANNEX B

INFRARED CAMERAS HOLDINGS, INC. 2023 INCENTIVE AWARD PLAN

(as amended by the First Amendment to the Infrared Cameras Holdings, Inc. 2023 Incentive Award Plan, effective as of June 4, 2025)

ARTICLE I.
PURPOSE

The Plan’s purpose is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. Capitalized terms used in the Plan are defined in Article XI.

ARTICLE II.
ELIGIBILITY

Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein.

ARTICLE III.
ADMINISTRATION AND DELEGATION

3.1 Administration. The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Plan or any Award Agreement as it deems necessary or appropriate to administer the Plan and any Awards. The Administrator’s determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award.

3.2 Appointment of Committees. To the extent Applicable Laws permit, the Board or the Administrator may delegate any or all of its powers under the Plan to one or more Committees or committees of officers of the Company or any of its Subsidiaries. The Board or the Administrator, as applicable, may rescind any such delegation, abolish any such committee or Committee and/or re-vest in itself any previously delegated authority at any time.

ARTICLE IV.
STOCK AVAILABLE FOR AWARDS

4.1 Number of Shares. Subject to adjustment under Article VIII and the terms of this Article IV, Awards may be made under the Plan covering up to the Overall Share Limit. As of the Effective Date, the Company will cease granting awards under the Prior Plan; however, the Prior Plan Awards will remain subject to the terms of the Prior Plan. Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.

4.2 Share Recycling. If all or any part of an Award or Prior Plan Award expires, lapses or is terminated, exchanged for or settled in cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award or Prior Plan Award at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by the Award or Prior Plan Award, the unused Shares covered by the Award or Prior Plan Award will, as applicable, become or again be available for Award grants under the Plan. Further, Shares delivered (either by actual delivery or attestation) to the Company by a Participant to satisfy the applicable exercise or purchase price of an Award and/or to satisfy any applicable tax withholding obligation with respect to an Award (including Shares retained by the Company from the Award being exercised or purchased and/or creating the tax obligation) will, as applicable, become or again be available for Award grants under the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not count against the Overall Share Limit. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 4.1 and shall not be available for future grants of Awards: (a) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (b) Shares purchased on the open market with the cash proceeds from the exercise of Options.

4.3 Incentive Stock Option Limitations. Notwithstanding anything to the contrary herein, no more than 161,012 Shares may be issued pursuant to the exercise of Incentive Stock Options.

4.4 Substitute Awards. In connection with an entity’s merger or consolidation with the Company or the Company’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees, Consultants or Directors prior to such acquisition or combination.

4.5 Non-Employee Director Compensation. Notwithstanding any provision to the contrary in the Plan, the Administrator may establish compensation for non-employee Directors from time to time, subject to the limitations in the Plan. The Administrator will from time to time determine the terms, conditions and amounts of all such non-employee Director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a non-employee Director as compensation for services as a non-employee Director during any calendar year of the Company may not exceed $750,000 (increased to $1,000,000 in the calendar year of a non-employee Director’s initial service as a non-employee director or any calendar year during which a non-employee Director serves as chairman of the Board or lead independent Director, which limits shall not apply to the compensation for any non-employee Director of the Company who serves in any capacity in addition to that of a non-employee Director for which he or she receives additional compensation or any compensation paid to any non-employee Director prior to the calendar year following the calendar year in which the Plan’s effective date occurs). The Administrator may make exceptions to this limit for individual non-employee Directors in extraordinary circumstances, as the Administrator may determine in its discretion, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee Directors.

ARTICLE V.
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

5.1 General. The Administrator may grant Options or Stock Appreciation Rights to Service Providers subject to the limitations in the Plan, including any limitations in the Plan that apply to Incentive Stock Options. A Stock Appreciation Right will entitle the Participant (or other person entitled to exercise the Stock Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price per Share of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose and payable in cash, Shares valued at Fair Market Value or a combination of the two as the Administrator may determine or provide in the Award Agreement.

5.2 Exercise Price. The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. The exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option (subject to Section 5.6) or Stock Appreciation Right.

5.3 Duration. Each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that, subject to Section 5.6, the term of an Option or Stock Appreciation Right will not exceed ten years. Notwithstanding the foregoing and unless determined otherwise by the Company, in the event that on the last business day of the term of an Option or Stock Appreciation Right (other than an Incentive Stock Option) (i) the exercise of the Option or Stock Appreciation Right is prohibited by Applicable Law, as determined by the Company, or (ii) Shares may not be purchased or sold by the applicable Participant due to any Company insider trading policy (including blackout periods) or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or Stock Appreciation Right shall be extended until the date that is 30 days after the end of the legal prohibition, black-out period or lock-up agreement, as determined by the Company; provided, however, in no event shall the extension last beyond the ten year term of the applicable Option or Stock Appreciation Right. Notwithstanding the foregoing, to the extent permitted under Applicable Laws, if the Participant, prior to the end of the term of an Option or Stock Appreciation Right, violates the non-competition, non-solicitation, confidentiality or other similar restrictive covenant provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company or any of its Subsidiaries, the right of the Participant and the Participant’s transferees to exercise any Option or Stock Appreciation Right issued to the Participant shall terminate immediately upon such violation, unless the Company otherwise determines.

5.4 Exercise. Options and Stock Appreciation Rights may be exercised by delivering to the Company a written notice of exercise, in a form the Administrator approves (which may be electronic), signed by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, payment in full (i) as specified in Section 5.5 for the number of Shares for which the Award is exercised and (ii) as specified in Section 9.5 for any applicable taxes. Unless the Administrator otherwise determines, an Option or Stock Appreciation Right may not be exercised for a fraction of a Share.

5.5 Payment Upon Exercise. Subject to Sections 9.10 and 10.8, any Company insider trading policy (including blackout periods) and Applicable Laws, the exercise price of an Option must be paid by:

(a) cash, wire transfer of immediately available funds or by check payable to the order of the Company, provided that the Company may limit the use of one of the foregoing payment forms if one or more of the payment forms below is permitted;

(b) if there is a public market for Shares at the time of exercise, unless the Company otherwise determines, (A) delivery (including electronically or telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that such amount is paid to the Company at such time as may be required by the Administrator;

(c) to the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value;

(d) to the extent permitted by the Administrator, surrendering Shares then issuable upon the Option’s exercise valued at their Fair Market Value on the exercise date;

(e) to the extent permitted by the Administrator, delivery of a promissory note or any other property that the Administrator determines is good and valuable consideration; or

(f) to the extent permitted by the Company, any combination of the above payment forms approved by the Administrator.

5.6 Additional Terms of Incentive Stock Options. The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five years. All Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (i) two years from the grant date of the Option or (ii) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code. Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Non-Qualified Stock Option.

ARTICLE VI.
RESTRICTED STOCK; RESTRICTED STOCK UNITS

6.1 General. The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to the Company’s right to repurchase all or part of such Shares at their issue price or other stated or formula price from the Participant (or to require forfeiture of such Shares) if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant to Service Providers Restricted Stock Units, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods, as set forth in an Award Agreement.

6.2 Restricted Stock.

(a) Dividends. Participants holding Shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such Shares, unless the Administrator provides otherwise in the Award Agreement. In addition, unless the Administrator provides otherwise, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the Shares or other property will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. Notwithstanding anything to the contrary herein, with respect to any award of Restricted Stock, dividends which are paid to holders of Common Stock prior to vesting shall only be paid out to a Participant holding such Restricted Stock to the extent that the vesting conditions are subsequently satisfied. All such dividend payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the dividend payment becomes nonforfeitable.

(b) Stock Certificates. The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of Shares of Restricted Stock, together with a stock power endorsed in blank.

6.3 Restricted Stock Units.

(a) Settlement. The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A.

(b) Stockholder Rights. A Participant will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.

ARTICLE VII.
OTHER STOCK OR CASH BASED AWARDS; DIVIDEND EQUIVALENTS

7.1 Other Stock or Cash Based Awards. Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive Shares to be delivered in the future and including annual or other periodic or long-term cash bonus awards (whether based on specified Performance Criteria or otherwise), in each case subject to any conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a

Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines.

7.2 Dividend Equivalents. A grant of Restricted Stock Units or Other Stock or Cash Based Award may provide a Participant with the right to receive Dividend Equivalents, and no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Award with to which the Dividend Equivalents are paid and subject to other terms and conditions as set forth in the Award Agreement. Notwithstanding anything to the contrary herein, Dividend Equivalents with respect to an Award shall only be paid out to a Participant to the extent that the vesting conditions are subsequently satisfied. All such Dividend Equivalent payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the Dividend Equivalent payment becomes nonforfeitable, unless determined otherwise by the Administrator or unless deferred in a manner intended to comply with Section 409A.

ARTICLE VIII.
ADJUSTMENTS FOR CHANGES IN COMMON STOCK
AND CERTAIN OTHER EVENTS

8.1 Equity Restructuring(a). In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article VIII, the Administrator will equitably adjust each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include (if applicable) adjusting the number and type of securities subject to each outstanding Award, the Award’s exercise price or grant price and/or applicable performance goals, granting new Awards to Participants, and making a cash payment to Participants. The adjustments provided under this Section 8.1 will be nondiscretionary and final and binding on the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.

8.2 Corporate Transactions. In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken in connection with the occurrence of such transaction or event (and any action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change), is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event or (z) give effect to such changes in Applicable Laws or accounting principles:

(a) To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment; provided, further, that Awards held by members of the Board will be deemed settled in Shares on or immediately prior to the applicable event if the Administrator takes action under this clause (a);

(b) To provide that such Award shall vest and, to the extent applicable, be exercisable as to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(c) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, or equivalent value thereof in cash, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Administrator;

(d) To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article IV on the maximum number and kind of shares which may be issued) and/or in the terms and conditions of (including the grant or exercise price or applicable performance goals), and the criteria included in, outstanding Awards;

(e) To replace such Award with other rights or property selected by the Administrator; and/or

(f) To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.

8.3 Effect of Non-Assumption in a Change in Control. Notwithstanding the provisions of Section 8.2, if a Change in Control occurs and a Participant’s Awards are not continued, converted, assumed, or replaced with a substantially similar award by (a) the Company, or (b) a successor entity or its parent or subsidiary (an “Assumption”), and provided that the Participant has not had a Termination of Service, then, immediately prior to the Change in Control, such Awards shall become fully vested, exercisable and/or payable, as applicable, and all forfeiture, repurchase and other restrictions on such Awards shall lapse, in which case, such Awards shall be canceled upon the consummation of the Change in Control in exchange for the right to receive the Change in Control consideration payable to other holders of Common Stock (i) which may be on such terms and conditions as apply generally to holders of Common Stock under the Change in Control documents (including, without limitation, any escrow, earn-out or other deferred consideration provisions) or such other terms and conditions as the Administrator may provide, and (ii) determined by reference to the number of Shares subject to such Awards and net of any applicable exercise price; provided that to the extent that any Awards constitute “nonqualified deferred compensation” that may not be paid upon the Change in Control under Section 409A without the imposition of taxes thereon under Section 409A, the timing of such payments shall be governed by the applicable Award Agreement (subject to any deferred consideration provisions applicable under the Change in Control documents); and provided, further, that if the amount to which a Participant would be entitled upon the settlement or exercise of such Award at the time of the Change in Control is equal to or less than zero, then such Award may be terminated without payment. The Administrator shall determine whether an Assumption of an Award has occurred in connection with a Change in Control.

8.4 Administrative Stand Still. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the Share price, including any Equity Restructuring or any securities offering or other similar transaction, for administrative convenience, the Administrator may refuse to permit the exercise of any Award for up to 60 days before or after such transaction.

8.5 General. Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 8.1 or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares. The Administrator may treat Participants and Awards (or portions thereof) differently under this Article VIII.

ARTICLE IX.
GENERAL PROVISIONS APPLICABLE TO AWARDS

9.1 Transferability. Except as the Administrator may determine or provide in an Award Agreement or otherwise for Awards other than Incentive Stock Options, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except for certain Designated Beneficiary designations, by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a domestic relations order, and, during the life of the Participant, will be exercisable only by the Participant. Any permitted transfer of an Award hereunder shall be without consideration, except as required by Applicable Law. References to a Participant, to the extent relevant in the context, will include references to a Participant’s authorized transferee that the Administrator specifically approves.

9.2 Documentation. Each Award will be evidenced in an Award Agreement, which may be written or electronic, as the Administrator determines. Each Award may contain terms and conditions in addition to those set forth in the Plan.

9.3 Discretion. Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

9.4 Termination of Status. The Administrator will determine how the disability, death, retirement, an authorized leave of absence or any other change or purported change in a Participant’s Service Provider status affects an Award and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable.

9.5 Withholding. Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by Applicable Law to be withheld in connection with such Participant’s Awards by the date of the event creating the tax liability. The Company may deduct an amount sufficient to satisfy such tax obligations based on the applicable statutory withholding rates (or such other rate as may be determined by the Company after considering any accounting consequences or costs) from any payment of any kind otherwise due to a Participant. In the absence of a contrary determination by the Company (or, with respect to withholding pursuant to clause (ii) below with respect to Awards held by individuals subject to Section 16 of the Exchange Act, a contrary determination by the Administrator), all tax withholding obligations will be calculated based on the minimum applicable statutory withholding rates. Subject to Section 10.8 and any Company insider trading policy (including blackout periods), Participants may satisfy such tax obligations (i) in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company, provided that the Company may limit the use of the foregoing payment forms if one or more of the payment forms below is permitted, (ii) to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares delivered by attestation and Shares retained from the Award creating the tax obligation, valued at their fair market value on the date of delivery, (iii) subject to Section 9.10, if there is a public market for Shares at the time the tax obligations are satisfied, unless the Company otherwise determines, (A) delivery (including electronically or telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to satisfy the tax obligations, or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to satisfy the tax withholding; provided that such amount is paid to the Company at such time as may be required by the Administrator, or (iv) to the extent permitted by the Company, any combination of the foregoing payment forms approved by the Administrator. Notwithstanding any other provision of the Plan, the number of Shares which may be so delivered or retained pursuant to clause (ii) of the immediately preceding sentence shall be limited to the number of Shares which have a fair market value on the date of delivery or retention no greater than the aggregate amount of such liabilities based on the maximum applicable individual statutory withholding rate in the applicable jurisdiction at the time of such withholding (or such other rate as may be required to avoid the liability classification of the applicable award under generally accepted accounting principles in the United States of America). Subject to Section 9.10, if any tax withholding obligation will be satisfied under clause (ii) above by the Company’s retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Participant’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.

9.6 Amendment of Award; Repricing. The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Participant’s consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Award, or (ii) the change is permitted under Article VIII or pursuant to Section 10.6. Notwithstanding the foregoing or anything in the Plan to the contrary, the Administrator may, without the approval of the stockholders of the Company, reduce the exercise price per share of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock

Appreciation Rights with an exercise price per share that is less than the exercise price per share of the original Options or Stock Appreciation Rights.

9.7 Conditions on Delivery of Stock. The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy any Applicable Laws. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.

9.8 Acceleration. The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.

9.9 Cash Settlement. Without limiting the generality of any other provision of the Plan, the Administrator may provide, in an Award Agreement or subsequent to the grant of an Award, in its discretion, that any Award may be settled in cash, Shares or a combination thereof.

9.10 Broker-Assisted Sales. In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under the final sentence of Section 9.5 above: (a) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all Participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.

ARTICLE X.
MISCELLANEOUS

10.1 No Right to Employment or Other Status. No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continued employment or any other relationship with the Company or any of its Subsidiaries. The Company and its Subsidiaries expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement or in the Plan.

10.2 No Rights as Stockholder; Certificates. Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on stock certificates issued under the Plan that the Administrator deems necessary or appropriate to comply with Applicable Laws.

10.3 Effective Date and Term of Plan. Unless earlier terminated by the Board, the Plan will become effective as of December 19, 2023 (the “Effective Date”) and will remain in effect until the tenth anniversary of the Effective Date. Notwithstanding anything to the contrary in the Plan, an Incentive Stock Option may not be granted under the Plan after 10 years from the earlier of (i) the date the Board adopted the Plan or (ii) the date the Company’s stockholders approved the Plan, but Awards previously granted may extend beyond that date in accordance with the Plan. Notwithstanding anything to the contrary contained herein, if the Plan is not approved by the Company’s stockholders, the Plan will not become effective and no Awards will be granted under the Plan, and the Prior Plan will continue in full force and effect in accordance with its terms.

10.4 Amendment of Plan. The Administrator may amend, suspend or terminate the Plan at any time; provided that no amendment, other than an increase to the Overall Share Limit, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant’s consent. No Awards may be granted under the Plan during any suspension period or after the Plan’s termination. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

10.5 Provisions for Foreign Participants. The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

10.6 Section 409A.

(a) General. The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt this Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 10.6 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.

(b) Separation from Service. If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a termination of a Participant’s Service Provider relationship will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the termination of the Participant’s Service Provider relationship. For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.”

(c) Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made. Furthermore, notwithstanding any contrary provision of the Plan or any Award Agreement, any payment of “nonqualified deferred compensation” under the Plan that may be made in installments shall be treated as a right to receive a series of separate and distinct payments.

10.7 Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer, other employee or agent of the Company or any Subsidiary. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.

10.8 Lock-Up Period. The Company may, at the request of any underwriter representative or otherwise, in connection with registering the offering of any Company securities under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to 180 days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter.

10.9 Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this section by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 10.9 in writing, without cost, by contacting the local human resources representative. If the Participant refuses or withdraws the consents in this Section 10.9, the Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s discretion, the Participant may forfeit any outstanding Awards. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.

10.10 Severability. If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.

10.11 Governing Documents. If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary) that the Administrator has approved, the Plan will govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan will not apply.

10.12 Governing Law. The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware.

10.13 Claw-back Provisions. All Awards (including, without limitation, any proceeds, gains or other economic benefit actually or constructively received by Participant upon any receipt or exercise of any Award or upon the receipt or sale of any Shares underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with Applicable Laws.

10.14 Titles and Headings. The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.

10.15 Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in conformance with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws.

10.16 Relationship to Other Benefits. No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except as expressly provided in writing in such other plan or an agreement thereunder.

ARTICLE XI.
DEFINITIONS

As used in the Plan, the following words and phrases will have the following meanings:

11.1 “Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

11.2 “Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted.

11.3 “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalents, or Other Stock or Cash Based Awards.

11.4 “Award Agreement” means a written agreement evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.

11.5 “Board” means the Board of Directors of the Company.

11.6 “Change in Control” means and includes each of the following:

(a) A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission or a transaction or series of transactions that meets the requirements of clauses (i) and (ii) of subsection (c) below) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsections (a) or (c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or portion of any Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b) or (c) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

11.7 “Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

11.8 “Committee” means one or more committees or subcommittees of the Board, which may include one or more Company directors or executive officers, to the extent Applicable Laws permit. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

11.9 “Common Stock” means the common stock of the Company, par value of $0.0001 per share.

11.10 “Company” means Infrared Cameras Holdings, Inc., a Delaware corporation, or any successor.

11.11 “Consultant” means any consultant or advisor, engaged by the Company or any of its Subsidiaries to render services to such entity, who qualifies as a consultant or advisor under the applicable rules of Form S-8 Registration Statement.

11.12 “Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant’s rights if the Participant dies or becomes incapacitated. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.

11.13 “Director” means a Board member.

11.14 “Dividend Equivalents” means a right granted to a Participant under the Plan to receive the equivalent value (in cash or Shares) of dividends paid on Shares.

11.15 “Employee” means any employee of the Company or its Subsidiaries.

11.16 “Equity Restructuring” means, as determined by the Administrator, a non-reciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, or other large, nonrecurring cash dividend, that affects the Shares (or other securities of the Company) or the share price of Common Stock (or other securities of the Company) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

11.17 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

11.18 “Fair Market Value” means, as of any date, the value of a Share of Common Stock determined as follows: (a) if the Common Stock is listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the

Administrator deems reliable; (b) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (c) without an established market for the Common Stock, the Administrator will determine the Fair Market Value in its discretion.

11.19 “Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation, as defined in Section 424(e) and (f) of the Code, respectively.

11.20 “Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.

11.21 “Non-Qualified Stock Option” means an Option, or portion thereof, not intended or not qualifying as an Incentive Stock Option.

11.22 “Option” means an option to purchase Shares, which will either be an Incentive Stock Option or a Non-Qualified Stock Option.

11.23 “Other Stock or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property awarded to a Participant under Article VII.

11.24 “Overall Share Limit” means (a) 161,012 Shares, plus (b) any Shares subject to Prior Plan Awards that become available for issuance under the Plan on or following the Effective Date pursuant to Section 4.2 (which shall not exceed 28,310 Shares).

11.25 “Participant” means a Service Provider who has been granted an Award.

11.26 “Performance Criteria” mean the criteria (and adjustments) that the Administrator may select for an Award to establish performance goals for a performance period, which may include the following: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization, and non-cash equity-based compensation expense); gross or net sales or revenue or sales or revenue growth; net income (either before or after taxes) or adjusted net income; profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow and free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on stockholders’ equity; total stockholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; market share; economic value or economic value added models; division, group or corporate financial goals; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human capital management (including diversity and inclusion); supervision of litigation and other legal matters; strategic partnerships and transactions; financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; financing and other capital raising transactions; cash on hand; acquisition activity; investment sourcing activity; and marketing initiatives, any of which may be measured in absolute terms or as compared to any incremental increase or decrease. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company or a Subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies.

11.27 “Plan” means this 2023 Incentive Award Plan.

11.28 “Prior Plan” means the 2020 Equity Incentive Plan of Infrared Cameras Holdings, Inc., as amended.

11.29 “Prior Plan Award” means an award outstanding under the Prior Plan as of the Effective Date.

11.30 “Restricted Stock” means Shares awarded to a Participant under Article VI subject to certain vesting conditions and other restrictions.

11.31 “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date awarded to a Participant under Article VI subject to certain vesting conditions and other restrictions.

11.32 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.

11.33 “Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.

11.34 “Securities Act” means the Securities Act of 1933, as amended.

11.35 “Service Provider” means an Employee, Consultant or Director.

11.36 “Shares” means shares of Common Stock.

11.37 “Stock Appreciation Right” means a stock appreciation right granted under Article V.

11.38 “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

11.39 “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

11.40 “Termination of Service” means the date the Participant ceases to be a Service Provider.

* * * * *

2026 3. To approve an amendment to the Company’s 2023 Incentive Award Plan to increase the number of shares of common stock reserved for issuance pursuant to awards. 1. Election of Directors 1. Margaret Chu 2. Stuart V. Flavin III 3. Daniel Friedberg 4. David Gow 5. Petros Kitsos (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above) 2. To ratify the appointment of Weaver and Tidwell L.L.P. as the Company’s independent registered public accounting fi rm for the fi scal year ending December 31, 2026.  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  Signature_________________________________ Signature, if held jointly_________________________________ Date___________2026. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. Please mark your votes like this X CONTROL NUMBER PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, AND 3. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 11, 2026. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK  EASY FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR all Nominees listed to the left WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) MULTISENSOR AI HOLDINGS, INC.

2026  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS MULTISENSOR AI HOLDINGS, INC. The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated April 24, 2026, in connection with the annual meeting of stockholders (the “Annual Meeting”) of MultiSensor AI Holdings, Inc. (the “Company”) to be held at 10:00 a.m., Central Time, on June 12, 2026, at the offices of Haynes and Boone, LLP at 1221 McKinney St. #4000, Houston, TX 77010, and hereby appoints Asim Akram and Robert Nadolny, and each of them, (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of the Company held of record by the undersigned at the close of business on April 14, 2026, which the undersigned is entitled to vote at the Annual Meeting and at any continuation(s), postponement(s) or adjournment(s) thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement/prospectus. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FIVE NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2 AND PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed on the other side) Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 12, 2026. The 2026 Proxy Statement and the 2025 Annual Report to Shareholders are available at: https://www.cstproxy.com/multisensorai/2026